Registration No. 33-3692

File No. 811-3614

     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549
     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

     Pre-Effective Amendment No. __                                                                                  [ ]

     Post-Effective Amendment No. 34                                                                                [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940                                                                                                                     [X]

     Amendment No. 39                                                                                                         [X]

Rochester Fund Municipals

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

(303) 768-3200

(Registrant's Telephone Number)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street-11th Floor
New York, NY 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)
[X]     On April 30, 2009 pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     On ____________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Rochester Fund Municipals

Prospectus dated April 30, 2009
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Rochester Fund Municipals is a diversified mutual fund. It seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

Rochester Fund Municipals

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
12	The Fund's Past Performance
14	Fees and Expenses of the Fund
16	About the Fund's Investments
20	How the Fund is Managed

ABOUT YOUR ACCOUT
22	About Your Account
23	Choosing a Share Class
28	The Price of Fund Shares
30	How to Buy, Sell and Exchange Shares
43	Dividends, Capital Gains and Taxes
46	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

WHAT DOES THE FUND MAINLY INVEST IN?

What is a Municipal Security? Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities to finance the development of local communities. To encourage and reward private investor support, the interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued.        What are New York Municipal Securities? New York municipal securities are securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, New York State and New York City personal income taxes.

The Fund invests mainly in New York municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal and New York personal income taxes. To seek its investment objective:
 • As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in tax-exempt securities (including securities subject to alternative minimum tax), and
        • At least 75% of the Fund's investments in tax-exempt obligations must be investment-grade. That means they must be securities rated in one of the four highest rating categories of a nationally-recognized statistical rating organization, such as Standard & Poor's Rating Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), or unrated securities assigned a comparable rating by the Fund's investment manager, OppenheimerFunds, Inc.
     The Fund's tax-exempt investments can include a wide variety of debt obligations (which are referred to as "New York municipal securities" in this prospectus), including securities issued by:
• the State of New York and its political subdivisions (cities, towns and counties, for example),
        • agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York, and
        • territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam, and the Virgin Islands) that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and New York State and New York City personal income taxes.

The Fund's investments have no maturity limitations and can include municipal bonds (long-term obligations), municipal notes (short-term obligations) and interests in municipal leases. At times, the Fund may focus on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund can buy general obligation bonds as well as "private activity" municipal securities that pay income subject to alternative minimum taxation. To the extent the Fund invests in securities that may pay interest subject to alternative minimum taxation, those securities will be counted towards the Fund's policy regarding minimum investments in tax-exempt securities as described above. A substantial percentage of the municipal securities the Fund buys may be "callable," allowing the issuer of the securities to redeem them before their maturity date. The Fund also uses certain derivative investments such as "inverse floaters" and variable rate obligations to try to increase income. These investments are more fully explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers generally look for triple tax-exempt municipal securities using a variety of factors, which may change over time and may vary in particular cases. Currently, the portfolio managers focus on:

  Finding primarily investment-grade securities that offer high income opportunities.
  Buying a wide range of securities of different issuers within the state of New York, including different agencies and municipalities, for portfolio diversification to help spread credit risks.
  Looking for unrated bonds that might provide high income and securities of smaller issuers that might be overlooked by other investors and funds.

The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal, New York State and New York City personal income taxes from a municipal bond fund focusing primarily on investment-grade obligations. The Fund does not seek capital appreciation. The Fund invests in bonds that are exposed to credit and interest rate risks and can invest up to 25% of its total assets in bonds that are rated below investment-grade ('junk bonds"). Because it generally invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts, nor is it designed for investors whose main goal is capital growth. The Fund is intended to be a long-term investment. The Fund is not a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The Manager tries to reduce risks by selecting a wide variety of municipal securities and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The Fund's share prices and yields may change daily based on changes in general bond market movements, changes in values of particular bonds because of events affecting the issuer, or changes in interest rates that can affect bond prices overall.

CREDIT RISK. Municipal securities are subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. The credit quality of many bond issues is evaluated by rating agencies such as S&P and Moody's based on an analysis of the ability of the bond issuer to meet all required interest and principal payments. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

If the issuer fails to pay interest or repay principal, the Fund's income might be reduced and the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's or a security's insurer's credit rating, for any reason, can reduce the market value of the issuer's securities.

INTEREST RATE RISK. Municipal securities are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise. As a result, the income the Fund earns on its investments, and the Fund's distributions to shareholders, may decline. When prevailing interest rates rise, the values of already-issued municipal securities held by the Fund generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities.  When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change. The Fund generally focuses on longer-term securities to seek higher income. Therefore, the Fund's share prices may fluctuate more when interest rates change. Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds that the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

SPECIAL RISKS OF INVESTING PRIMARILY IN NEW YORK MUNICIPAL SECURITIES. The Fund is "diversified" as to 75% of its assets (which means that, as to 75% of its assets, it cannot invest more than 5% of its total assets in securities of any one issuer), the Fund invests primarily in New York municipal securities. Because the Fund focuses its investments primarily on New York municipal securities, the value of the Fund's portfolio investments will be highly sensitive to events affecting the fiscal stability of New York's municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the state's issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state's municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect the state's fiscal stability. These risks also apply to securities of issuers located outside New York, such as securities issued by the governments of certain territories, commonwealths and possessions of the United States and their respective agencies, instrumentalities or authorities.

SPECIAL RISKS OF INVESTING IN U.S. TERRITORIES, COMMONWEALTHS AND POSSESSIONS. The Fund also invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, or Guam to the extent such obligations are exempt from state income taxes. These investments also are considered to be "New York municipal securities" for purposes of this prospectus. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

  Tobacco Settlement Revenue Bonds. For purposes of the Fund's industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

              A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

            Because tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

             The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

  "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge. These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "government appropriation" or "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.

           Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be "municipal securities" for purposes of its concentration policies.

BORROWING AND LEVERAGE. The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund (an investment technique used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes.  The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes.  The interest on borrowed money is an expense that might reduce the Fund's yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan.  Using leverage may also make the Fund's share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act.

TAXABILITY RISK. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Subsequent to the Fund's acquisition of a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

UNUSUAL VOLATILITY AND LACK OF LIQUIDITY IN THE MUNICIPAL BOND MARKETS. Municipal bonds are traded in the "over-the-counter" market among dealers and other large institutional investors.   In late 2008, the municipal bond market entered a period of greater volatility than it had historically experienced. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds promptly at prices reflecting their then-current market values. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. The Fund may seek to make sales of large blocks of bonds to meet shareholder redemption requests, or it may be required to raise cash to re-collateralize, unwind or "collapse" trusts that issued inverse floaters to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued, if the remarketing agents for those securities are unable to sell those short-term securities in the marketplace to other buyers (typically tax-exempt money market funds).   It is not possible to predict whether such cycles of market illiquidity are short-term or may continue over a protracted period of time.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years.

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 4.97% (2nd qtr 05) and the lowest return before taxes for a calendar quarter was -20.59% (4th qtr 08). For the period from 1/1/09 to 3/31/09 the cumulative return before taxes was 10.42%.

The following table shows the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual Federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example, individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 05/15/86)
Return Before Taxes	(34.12%)	(3.91%)	0.38%
Return After Taxes on Distributions	(34.12%)	(3.91%)	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	(20.48%)	(2.23%)	1.31%
Class B Shares (inception 3/17/97)	(34.76%)	(4.12%)	0.36%
Class C Shares (inception 3/17/97)	(32.14%)	(3.80%)	0.00%
Class Y Shares (inception 4/28/00)	(30.74%)	(2.81%)	1.47%
Barclays Capital Municipal Bond Index	(2.47%)	2.71%	4.26%
(reflects no deduction for fees, expenses or taxes)			4.90%[1]
Consumer Price Index	0.09%	2.67%	2.52%
(reflects no deduction for fees, expenses or taxes)			2.39%[1]

1.   From 4/30/00.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 Years" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund's performance also is compared to the Consumer Price Indes, a non-securities index that measures changes in the inflation rate. The indices performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2008. Expenses may vary in future years.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	None

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.15%	1.00%	1.00%	n/a
Total Other Expenses	0.99%	1.02%	1.01%	1.01%
Interest and Related Expenses from Inverse Floaters[4]	0.68%	0.68%	0.68%	0.68%
Other Expenses	0.31%	0.34%	0.33%	0.33%
Total Annual Operating Exenses	1.60%	2.48%	2.47%	1.47%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and audit and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2008, the transfer agent's fees did not exceed the expense limitation described above.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$631	$960	$1,311	$2,299
Class B Shares	$754	$1,082	$1,537	$2,426*
Class C Shares	$353	$779	$1,332	$2,840
Class Y Shares	$151	$468	$808	$1,770

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$631	$960	$1,311	$2,299
Class B Shares	$254	$782	$1,337	$2,426*
Class C Shares	$253	$779	$1,332	$2,840
Class Y Shares	$151	$468	$808	$1,770

In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

The Fund focuses its investments in the state of New York. The Fund will therefore be vulnerable to the effects of economic, regulatory and political developments that affect New York's governmental issuers.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, "STA Tobacco Bonds" discussed earlier in this prospectus.

The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities, to seek higher income.

New York municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to New York individual income tax. The term "New York municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to New York individual income tax. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make leases or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio.  It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment grade" at the time of purchase.  "Investment grade" securities are those rated within the four highest rating categories of S&P, Moody's, Fitch or another nationally-recognized statistical rating organization. While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment grade," they have some speculative characteristics. The rating categories are described in Appendix B of the Statement of Additional Information.

Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security.  However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Special Risks Of Below Investment-Grade Securities. Because the Fund can invest as much as 25% of its total assets in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

Below investment-grade debt securities may be subject to greater price fluctuations than investment-grade securities and may have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

The Fund generally will not invest more than 5% of its net assets in the securities of an issuer if the securities are rated "B" or below by a nationally-recognized statistical rating organization or, if unrated, assigned an equivalent rating by the Manager.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters and Percentage of LIBOR Notes discussed in this prospectus, are types of variable rate obligations.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may, as discussed above, further increase the volatility of the market value of a PLN or the inverse floater.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

As a fundamental policy, securities purchased on a "when-issued" or "delayed-delivery" basis cannot exceed 10% of the Fund's net assets.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary manage funds with more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.54% of the first $100 million of average annual net assets, 0.52% of the next $150 million, 0.47% of the next $1.75 billion, 0.46% of the next $3 billion, 0.45% of the next $3 billion, 0.44% of the next $6 billion and 0.42% of average annual net assets in excess of $14 billion. The Fund's advisory fee for its last fiscal year ended December 31, 2008, was 0.46% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Fielding has been a Senior Portfolio Manager and Vice President of the Fund since January 1996. Mr. Loughran has been a Senior Portfolio Manager of the Fund since April 2001 and a Vice President of the Fund since October 2005. Mr. Cottier has been a Senior Portfolio Manager of the Fund since July 2002 and Vice President of the Fund since October 2005. Mr. Willis has been a Senior Portfolio Manager of the Fund since February 2006 and Vice President of the Fund since October 2005. Messrs. DeMitry and Franz have been Associate Portfolio Managers of the Fund since September 2006. Mr. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Mr. Fielding has been a Senior Vice President of the Manager and Chairman of the Rochester Division since January 1996. He is the chief strategist, Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since 1999. He was Vice President of the Manager from April 2001 to June 2007.  He is a team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since 2002.  He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Portfolio Manager since 2003 and an Assistant Vice President of the Manager since July 2005.  He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz was a research analyst of the Manager from June 2003 to September 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 6 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of shares you or your spouse currently own or purchases you are currently making to the value of your Class A share purchase. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K Plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your financial intermediary with a copy of all account statements showing current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans, as described above. To determine which Class A sales charge rate you qualify for on your current purchase, the Distributor or financial intermediary through which you are buying shares will calculate the value of your eligible shares based on the current offering price.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
  Checkwriting privileges are not available for Class Y accounts or accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 30 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

The Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

      Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning January 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Class A Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.62
Income (loss) from investment operations:
Net investment income[1]	.94	.88	.93	.99	1.07
Net realized and unrealized gain (loss)	(6.19)	(1.17)	.55	.53	.16
Total from investment operations	(5.25)	(.29)	1.48	1.52	1.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.88)	(.86)	(.94)	(1.00)	(1.09)
Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.84)%	(1.59)%	8.33%	8.76%	7.25%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,158	$8,541	$7,979	$5,937	$4,699
Average net assets (in millions)	$7,688	$8,598	$6,836	$5,327	$4,387
Ratios to average net assets:[3]
Net investment income	5.96%	4.78%	5.05%	5.44%	6.09%
Expenses excluding interest and fees on short-term floating rate notes issued	0.92%	0.72%	0.72%	0.73%	0.72%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%
Total expenses[5]	1.60%	1.43%	1.34%	1.19%	0.98%
Portfolio turnover rate	23%	28%	17%	16%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class B Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$17.66	$18.80	$18.26	$17.75	$17.60
Income (loss) from investment operations:
Net investment income[1]	.80	.72	.78	.83	.91
Net realized and unrealized gain (loss)	(6.19)	(1.16)	.54	.52	.18
Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)
Net asset value, end of period	$11.53	$17.66	$18.80	$18.26	$17.75

Total Return, at Net Asset Value[2]	(31.50)%	(2.41)%	7.39%	7.77%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$237	$591	$906	$ 955	$1,073
Average net assets (in millions)	$424	$745	$925	$1,006	$1,130
Ratios to average net assets:[3]
Net investment income	4.99%	3.88%	4.20%	4.60%	5.23%
Expenses excluding interest and fees on short-term floating rate notes issued	1.80%	1.62%	1.60%	1.60%	1.59%
Interest and fees on short-term floating rate notes issued [4]	0.68%	0.71%	0.62%	0.46%	0.26%
Total expenses[5]	2.48%	2.33%	2.22%	2.06%	1.85%
Portfolio turnover rate	23%	28%	17%	16%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class C Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$17.65	$18.79	$18.25	$17.74	$17.59
Income (loss) from investment operations:
Net investment income[1]	.80	.71	.76	.82	.91
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.56	.53	.18
Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)
Net asset value, end of period	$11.52	$17.65	$18.79	$18.25	$17.74

Total Return, at Net Asset Value[2]	(31.49)%	(2.39)%	7.40%	7.78%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$ 905	$1,514	$1,256	$712	$498
Average net assets (in millions)	$1,350	$1,492	$ 956	$600	$459
Ratios to average net assets:[3]
Net investment income	5.09%	3.90%	4.15%	4.56%	5.22%
Expenses excluding interest and fees on short-term floating rate notes issued	1.79%	1.59%	1.58%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%
Total expenses[5]	2.47%	2.30%	2.20%	2.05%	1.85%
Portfolio turnover rate	23%	28%	17%	16%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class Y Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.61
Income (loss) from investment operations:
Net investment income[1]	.96	.89	.95	1.01	1.10
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.55	.54	.17
Total from investment operations	(5.23)	(.26)	1.50	1.55	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.89)	(.96)	(1.03)	(1.12)
Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.74)%	(1.44)%	8.45%	8.93%	7.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$44	$56	$22	$11	$8
Average net assets (in millions)	$61	$44	$16	$10	$8
Ratios to average net assets:[3]
Net investment income	6.14%	4.91%	5.14%	5.59%	6.27%
Expenses excluding interest and fees on short-term floating rate notes issued	0.79%	0.56%	0.60%	0.58%	0.55%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%
Total expenses[5]	1.47%	1.27%	1.22%	1.04%	0.81%
Portfolio turnover rate	23%	28%	17%	16%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-3614 PR0365.001.0409

Rochester Fund Municipals

6803 S. Tucson Way, Centennial, CO 80112-3924

1.800.CALL OPP (225.5677)

Statement of Additional Information dated April 30, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 30, 2009. It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 (the "Transfer Agent") or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                       Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks

The Fund's Investment Policies

Municipal Securities

Other Investment Techniques and Strategies

Other Investment Restrictions

Disclosure of Portfolio Holdings

How the Fund is Managed

Organization and History

Board of Trustees and Audit Committee

Trustees and Officers of the Fund

The Manager

Brokerage Policies of the Fund
Distribution and Service Plans

Payments to Fund Intermediaries

Performance of the Fund

About Your Account

How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Special Sales Charge Arrangements and Waivers     A-1

Appendix B: Special Considerations Relating to Municipal Obligations in New York and U.S. Territories, Commonwealths and Possessions     B-1

Appendix C: Municipal Bond Ratings Definitions      C-1

about The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc., (the "Manager") may select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund need does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments." The Fund may from time to time invest in municipal securities other than New York municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

     Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

     |X|     Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund’s yield.

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General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

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Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the rules under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds were held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

|X|     Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

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Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

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Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

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Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

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Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

|X|     Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain financing to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

•	the frequency of trades and price quotations for such securities;

•	the number of dealers or other potential buyers willing to purchase or sell such securities;

•	the willingness of dealers to undertake to make a market in the obligation;

•	the nature of the marketplace trades for the securities;

•	the likelihood that the marketability of the obligation will continue while the Fund owns it; and

•	the likelihood that the municipality will continue to appropriate funding for the leased property.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in municipal leases that contain "non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:

•	the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,

•	appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,

•	the lease obligor has maintained good market acceptability in the past,

•	the investment is of a size that will be attractive to institutional investors, and

•	the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

Municipal leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will also evaluate their credit quality and the likelihood of a continuing market for them.

Subject to the foregoing percentage limitations on investments in illiquid securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:

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the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;

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the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;

•	the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;

•	the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;

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if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund's illiquid investments; it will also be subject to the Fund's overall limitation on investments in unrated tax-exempt leases.

     Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA..  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

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Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty because that court's interpretation of federal antitrust immunity and Commerce Clause doctrines, as applied to the MSA and the states' MSA-related legislation. The Second Circuit’s interpretation appear to conflict with interpretations by other courts which have rejected challenges to the MSA and the states' MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines.

Proceedings are pending or on appeal in certain other cases, including two challenges by certain tobacco companies not participating in the MSA in federal court in Louisiana. Plaintiffs in the Xcaliber allege that, among other things, the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

Grand River and Freedom Holdings. Both cases seek to enjoin the enforcement of states' MSA-related legislation. The Grand River case was remanded to, and remains pending in, the U.S. District Court for the Southern District of New York against the attorneys general of 30 states with respect to antitrust and Commerce Clause claims. The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution.

On January 12, 2009, the Southern District court dismissed the plaintiffs’ claims in Freedom Holdings against the attorney general and the commissioner of taxation and finance of the State of New York. The claims in Freedom Holdings were based on the same purported claims as the Grand River case. These two suits have survived initial appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. It is not known whether the plaintiffs in Freedom Holdings will appeal the District Court’s ruling in January 2009, dismissing their claims.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

|X|     Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Ratings Services (“S&P”), ) and Fitch Ratings Ltd. ("Fitch"), represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold the security. To the extent that ratings given by S&P, Moody’s, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of S&P, Moody’s and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may also purchase securities that are unrated by nationally-recognized rating organizations the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

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Special Risks of Below Investment-Grade Securities. Lower-grade securities, commonly called "junk bonds," may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's objective to seek preservation of capital, the Fund limits its investments in lower quality securities to not more than 25% of its tax-exempt investments (including New York municipal securities).

While securities rated "BBB" by S&P or "Baa" by Moody's or Fitch are investment-grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its net assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Risks of the Fund’s Investments in New York and U.S. Territories, Commonwealths and Possessions. A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions in New York is provided in Appendix B to this SAI. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax and New York personal income tax. Therefore, the Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of these special considerations also is provided in Appendix B.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times, and at times may not use any of them.

|X|     Floating Rate and Variable Rate Obligations. Floating or variable rate obligations, a form of derivative investments, may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap Index or a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund' limitations on investments in illiquid securities.

|X|      Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-free floating rate security (sometimes referred to as a “tender option bond” and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or “inverse floater”) that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a “tender option bond” has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

     To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

|X| Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, or municipal bond or swap indices. Certain derivatives, such as options, futures, index securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X|     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

•	buy puts on securities, or

•	write covered calls on securities.

     Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

     The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective, are permissible under applicable regulations governing the Fund and are approved by the Fund's Board of Trustees.

•     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

|X|      Writing Covered Call Transactions. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1)	Calls the Fund sells must be listed on a national securities exchange.

(2)	Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

(3)	As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

Purchasing Puts and Calls. The Fund may buy calls only on securities that relate to securities the Fund owns, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

     The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

•

Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its options positions were not correlated with its other investments.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is in the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for an option.

|X| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund cannot enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

•     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's P rospectus or this SAI.

     Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”), when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, and the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid securities with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|     Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|     Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

|X|     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet the credit requirements set by the Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933 as amended, if those securities have been determined to be liquid by the Manager. This determination takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days. The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

     The Fund may also acquire restricted security through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

|X|     Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities that the Manager believes are attractive investments, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to pay for tenders of their short-term securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When a Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A. ("Citibank"), and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.

The Board has adopted procedures that govern the Fund's participation in the Line of Credit. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of Citibank, one of the lenders in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees on its outstanding borrowings annually for the lender to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

|X|     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, options, repurchase agreements and some of the types of securities it would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

      |X|     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

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Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which impose certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■	Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

•	short-term municipal securities;

•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	commercial paper rated "A-1" by Standard & Poor's, or having a comparable rating by another nationally-recognized rating agency; and

•	certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

     ■     Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

|X|     What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|     Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

•

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•

The Fund may not underwrite securities of other issuers, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

•

The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of the issuer's voting securities. That limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

•

The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to New York municipal securities.

•

The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|     Does the Fund Have Other Restrictions That Are Not Fundamental? The Fund has the additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

•

The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

•

For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

•

For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

Diversification. The Fund intends to be "diversified," as defined in the Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

     In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Fund's industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco settlement" bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Fund's industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual and annual reports to shareholders, or the Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund's independent registered public accounting firm,

•	Members of the Fund's Board and the Board's legal counsel,

•	The Fund's custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio managers’ investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the fund are not priced by the fund's regular pricing services)

•	Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund's then-current policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Nomura Securities International, Inc.
Alforma Capital Markets	Fraser Mackenzie	Northeast Securities
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Oppenheimer & Co., Inc.
Auerbach Grayson & Company	George K. Baum & Company	OTR Global
Baird & Company	GMP Securities L.P.	Pacific Crest
Banc of America Securities	Goldman Sachs & Company	Paradigm Capital
Barclays Capital	Good Morning Securities	Petercam/JPP Eurosecurities
Barnard Jacobs Mellet	Goodbody Stockbrokers	Piper Jaffray Company
BB&T Capital Markets	GovernanceMetrics International	Prager Sealy & Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	R. Seelaus & Co., Inc.
Beltone Financial	Helvea Inc.	Ramirez & Company
Bergen Capital	Hewitt	Raymond James & Associates, Inc.
Bloomberg	HJ Sims & Co., Inc.	RBC Capital Markets
BMO Capital Markets	Howard Weil	RBC Dain Rauscher
Brean Murray Carret & Company	HSBC	Redburn Partners
Brown Brothers Harriman & Company	Hyundai Securities America, Inc.	Renaissance Capital
Buckingham Research Group	ICICI Securities Inc.	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	ISI Group	Rocaton
Cambridge Associates	IXIS	Rogers Casey
Canaccord Adams, Inc.	Janco Partners	Roosevelt & Cross
Caris & Company	Janney Montgomery Scott LLC	Russell/Mellon
Cazenove	Jefferies & Company	RV Kuhns
Cheuvreux	Jennings Capital Inc.	Sal Oppenheim
Citigroup	Jesup & Lamont Securities	Salman Partners
Cleveland Research Company	JMP Securities	Samsung Securities
Cogent	Johnson Rice & Company	Sandler Morris Harris Group
Collins Stewart	JPMorgan Chase	Sandler O'Neill & Partners
Commerzbank	Kaufman Brothers	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kaupthing Securities Inc.	Santander Securities
Cormark Securities	Keefe, Bruyette & Woods, Inc.	Scotia Capital
Cowen & Company	Keijser Securities N.V.	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kempen & Co. USA Inc.	Securevest Financial
Credit Suisse	Kepler Capital Markets	Sidoti & Company LLC
Crew & Associates	KeyBanc Capital Markets	Siebert Brandford Shank & Company
D.A. Davidson & Company	Kim Eng Securities	Simmons & Company
Daewoo Securities Company, Ltd.	Kotak Mahindra Inc	Societe Generale
Dahlman Rose & Company	LCG Associates	Standard & Poor's
Daiwa Securities	Lebenthal & Company	Stifel, Nicolaus & Company
DeMarche	Leerink Swann	Stone & Youngberg
DEPFA First Albany Corporation	Lipper	SunGard
Desjardins Securities	Loop Capital Markets	Suntrust Robinson Humphrey
Deutsche Bank	MainFirst Bank AG	SWS Group, Inc.
Dougherty & Company	Mediobanca Securities USA LLC	Thomas Weisel Partners
Dowling Partners	Merrill Lynch & Company, Inc.	ThomsonReuters LLC
Dresdner Kleinwort	Merrion Stockbrokers Ltd	Troika Dialog
Duncan Williams	Mesirow Financial	UBS
Dundee Securities	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
DZ Financial Markets	Mizuho Securities USA	Vining & Sparks
EFG Istanbul Securities	ML Stern	Vontobel Securities Ltd
Emmet & Co., Inc.	Morgan Keegan	Wachovia Securities Corporation
Empirical Research	Morgan Stanley	Watson Wyatt
Enskilda Securities	MorningStar	Wedbush Morgan Securities
Evaluation Associates	MSCI Barra	Weeden & Company
Exane/BNP Paribas	National Bank Financial	West LB
FactSet Research Systems	Natixis Bleichroeder Inc.	WH Mell & Associates
Fidelity Capital Markets	Ned Davis Research Group	William Blair & Company
First Miami Securities	Needham & Company	Wilshire
Fortis Securities	Neue Zürcher Bank	Ziegler Capital Markets Group

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a New York corporation in June 1965 and reorganized as Massachusetts business trust in February 1991.

Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Only certain institutional investors may purchase Class Y shares. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

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Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

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Board of Trustees and Audit Committee. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

The Board of Trustees has an Audit Committee comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The members of the Audit Committee are David K. Downes (Chairman), John Cannon, Thomas W. Courtney, Lacy B. Herrmann and Brian Wruble. The Audit Committee held 4 meetings during the Fund's fiscal year ended December 31, 2008. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Audit Committee. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, to the attention of the Board of Trustees of Rochester Fund Municipals, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company ("MassMutual") (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the Audit Committee has not established specific qualifications that must be met by a trustee nominee. In evaluating trustee nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission, rules. The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

There are no differences in the manner in which the Audit Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

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Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee" under the Investment Company Act. All of the Trustees, except for Mr. Cannon are also directors or trustees of the following Oppenheimer funds (referred to as "Board III Funds"):

Bond Fund Series

Oppenheimer Equity Income Fund, Inc.

Oppenheimer MidCap Fund

Oppenheimer Quest For Value Funds

Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Rising Dividends Fund, Inc.
Rochester Fund Municipals

Rochester Portfolio Series

Mr. Cannon is a Trustee of Bond Fund Series, Rochester Fund Municipals and Rochester Portfolio Series. In addition to being a Board member of each of the Board III Funds, Messrs. Downes, and Wruble are also directors or trustees of 54 other portfolios in the OppenheimerFunds complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Fielding, Loughran, Cottier, Willis, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bloomberg, Bullington, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board III Funds. As of April 3, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board III Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

The Board of Trustees has scheduled a shareholder meeting for May 21, 2009, at which time shareholders of the Fund will be asked to elect a new board of trustees consisting of eleven members.  If elected, the eleven nominees would serve as members of the Fund's Board beginning August 1, 2009.  Three of the current Trustees (David Downes, Brian Wruble and John Murphy) would continue to serve as Trustees.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Thomas W. Courtney, Chairman of the Board of Trustees since 2001, Trustee since 1995 Age: 75

Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

		None	$50,001-$100,000
John Cannon, Trustee since 1992 Age: 79

Director of Neuberger Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (open-end investment companies) (1995-present); Director of Neuberger Berman Equity Funds (open-end investment company) (since November 2000); Trustee, Neuberger Berman Mutual Funds (open-end investment company) (since October 1994); Mr. Cannon held the following positions at CDC Investment Advisors (registered investment adviser): Chairman and Treasurer (December 1993-February 1996), Independent Consultant and Chief Investment Officer (1996-June 2000) and Consultant and Director (December 1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

		None	$10,001-$50,000
David K. Downes, Trustee since 2005 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000
Lacy B. Herrmann, Trustee since 1995 Age: 79

Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983).Oversees 10 portfolios in the OppenheimerFunds complex.

		None	$10,001-$50,000
Brian F. Wruble, Trustee since 2001 Age: 65

Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).Oversees 64 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

* In addition to serving as a director or trustee of each of the Board III Funds, Messrs. Downes, and Wruble also serve on the Boards of 54 other Oppenheimer funds that are not Board III Funds.

Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee since 2005 and President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October  2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 102 portfolios in the OppenheimerFunds complex.

	None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Loughran, Cottier, Willis, Edwards, and Zack and Ms. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey, and Wixted and Ms. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2002 Age: 59

Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager since January 1996; Chief Strategist, Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Senior Vice President since July 2007 and Senior Portfolio Manager since 2007 Age: 45

Senior Vice President of the Manager since July 2007; Vice President of the Manager since April 2001; Vice President of the Rochester Division of the Manager (since January 1996). Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott S. Cottier, Vice President and Senior Portfolio Manager since 200 7 Age: 37

Vice President of the Manager since 2002; Portfolio Manager and trader at Victory Capital Management (1999-2002); Senior Portfolio Manager and trader for the Fund and other Oppenheimer funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Troy E. Willis, Assistant Vice President since October 2005 and Portfolio Manager since 2003 Age: 36

Assistant Vice President of the Manager since July 2005; Associate Portfolio Manager of the Manager since 2005. A corporate attorney for Southern Resource Group (1999-2003). A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003) . An officer of 105 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 105 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 4 3

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 105 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 4 1

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 105 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 105 portfolios in the OppenheimerFunds complex.

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Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustee's compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended December 31, 2008. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008. The amounts shown for Mr. Cannon relate solely to Bond Fund Series, Rochester Fund Municipals and Rochester Portfolio Series as Mr. Cannon serves as Trustee of those Board III Funds only.

Trustee Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex (3)
	Fiscal year ended December 31, 2008			Year ended December 31, 2008
Thomas W. Courtney Chairman of the Board and Audit Committee Member	$64,083	$141,545	$129,360(4)	$180,000
John Cannon(11) Audit Committee Member	$49,482	$45,906	$45,968(4)	$70,543
David K. Downes(5) Audit Committee Chairman	$59,746	$20,220	$26,522(6)	$335,000(7)
Lacy B. Herrmann Audit Committee Member	$49,842	$101,175	$105,840(4)	$140,000
Brian F. Wruble Audit Committee Member	$49,842(8)	$37,073	$58,494(9)	$365,000(10)
1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any, for a Trustee.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under “Retirement Plan for Trustees.” Actual benefits upon retirement may vary based on retirement age, years of service and benefit payment elections of the Trustee. The Board III Funds’ retirement plan was frozen effective December 31, 2007, and each plan participant who had not commenced receiving retirement benefits subsequently elected to receive the previously accrued benefits based upon the distribution method elected by such participant, as described below.

3.	“Total Compensation From the Fund and Fund Complex” includes fees, deferred compensation (if any) and accrued retirement benefits (if any).

4.

In lieu of receiving an estimated annual benefit amount for his service as a director or trustee to the Board III Funds, the Trustee elected to receive equal annual installment payments of an actuarially equivalent lump sum over 10 years commencing in January 2009, subsequent to the freezing of the Board III Funds’ retirement plan.

5.	Mr. Downes was appointed as Trustee of the Board III Funds on December 16, 2005.

6.

In lieu of receiving an estimated annual benefit amount for his service as a director or trustee to the Board III Funds, Mr. Downes elected to receive an actuarially equivalent lump sum amount, subsequent to the freezing of the Board III Funds’ retirement plan.

7.	Includes $180,000 for serving as a director or trustee of 54 other Oppenheimer funds (at December 31, 2008) that are not Board III Funds.

8.	Includes $49,842 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

9.

In lieu of receiving an estimated annual benefit amount for his service as a director or trustee to the Board III Funds, Mr. Wruble has elected to receive an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board III Funds’ retirement plan.

10.	Includes $225,000 paid to Mr. Wruble for serving as a director or trustee of 54 other Oppenheimer funds that are not Board III Funds.

11.	Mr. Cannon is only a Board Member of certain Board III Funds.

■     Retirement Plan for Trustees. The Fund has adopted a retirement plan for current Board members that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the Board. Any Trustee who joined the Board after December 31, 2007, will not be eligible to participate in the Retirement Plan. Currently, there are no such members.

■     Compensation Deferral Plan for Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

|X|     Major Shareholders. As of April 3, 2009, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Citigroup Global Markets, Inc., 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 53,390,844.536 Class A shares (11.81% of the outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of customers, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484, which owned 35,826,268.219 Class A shares (7.93% of the outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of customers, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484 which owned 1,262,747.189 Class B shares (6.78% of the outstanding Class B shares).

Citigroup Global Markets, Inc., 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 1,235,136.653 Class B shares (6.63% of the outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of customers, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484 which owned 15,056,289.912 Class C shares (18.96% of the outstanding Class C shares).

Citigroup Global Markets, Inc., 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 11,213,634.639 Class C shares (14.12% of the outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harborside Financial Center Plaza II 3rd Floor, Jersey City NJ 07311, which owned 4,055,338.351 Class C shares (5.10% of the outstanding Class C shares).

Prudential Investment Management Services, ATTN Pruchoice Unit, 100 Mulberry Street, Mail Stop NJ 05-11-20, Newark, NJ 07102, which owned 757,180.086 Class Y shares (19.03% of the outstanding Class Y shares).

LPL Financial, ATTN Mutual Fund Operations, P.O. Box 509046, San Diego CA 92150-9046, which owned 319,389.729 Class Y shares (8.02% of the outstanding Class Y shares.

Charles Schwab & Co, Inc., for the exclusive benefit of customers, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 257,308.722 Class Y shares (6.46% of the outstanding Class Y shares).

NFS LLC FEBO, Alliance Bank, Alliance Bank Trust Department, 160 Main Street, Oneida, NY 13421-1629, which owned 214,640.192 Class Y shares (5.39% of the outstanding Class Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the Securities and Exchange Commission at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the Securities and Exchange Commisison's EDGAR database at the Securities and Exchange Commission's Internet website at http://www.sec.gov . Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. , or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

•

Accounting and Administrative Services. The Manager provides accounting and administrative services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The Accounting and Administrative Services fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Year Ended 12/31	Management Fee Paid to OppenheimerFunds, Inc.	Accounting and Administrative Services Fee Paid to OppenheimerFunds, Inc.
2006	$40,030,905	$2,621,885
2007	$49,510,995	$3,268,064
2008	$43,575,461	$2,863,377

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and the Fund or certain other mutual funds advised by the Manager and distributed by the Distributor. The complaints naming the Fund as a defendant also name certain officers and trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend these suits vigorously on behalf of the Fund, the Fund’s Board and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund's portfolio is managed by Ronald H. Fielding and a team of investment professionals including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, Franz, DeMitry and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Portfolio Managers as of December 31, 2008. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Ronald H. Fielding	18	$13,312.8	None	None	None	None
Daniel G. Loughran	18	$13,312.8	None	None	None	None
Scott S. Cottier	18	$13,312.8	None	None	None	None
Troy E. Willis	18	$13,312.8	None	None	None	None
Mark R. DeMitry	18	$13,312.8	None	None	None	None
Marcus V. Franz	18	$13,312.8	None	None	None	None
Michael L. Camarella	18	$13,312.8	None	None	None	None

1. In millions

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods’ results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper New York Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of December 31, 2008 each Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Ronald Fielding	None
Daniel Loughran	None
Scott Cottier	None
Troy Willis	$10,000-$50,000
Mark DeMitry	None
Marcus Franz	None
Michael Camarella	$1-$10,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below. The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. The Manager's executive officers supervise the allocation of brokerage.

     Most securities purchases made by a Fund are in principal transactions at net prices (i.e., without commissions). Each Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, a Fund would incur a brokerage commission.

     Other funds advised by the Manager have investments policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset size and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect each Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of Fund shares when allocating each Fund's portfolio transactions, and (2) a Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund and to one or more of the advisory accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in each Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended December 31, 2006, 2007 and 2008 the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing Prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Fiscal Year Ended 12/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Concessions on Class A Shares Advanced by Distributor[1]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2006	$37,466,562	$4,838,139	$7,407,594	$3,286,397	$4,029,038
2007	$34,003,185	$4,299,425	$7,138,646	$2,147,153	$4,398,475
2008	$15,073,699	$2,018,153	$2,106,980	$917,560	$1,789,931

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Year Ended 12/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2006	$382,784	$1,433,428	$278,875
2007	$803,952	$1,357,241	$611,520
2008	$1,267,784	$1,241,073	$387,471

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average annual net assets.

■     Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate not to exceed 0.25% currently not to exceed 0.15% of the average annual net assets of Class A shares of the Fund.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

For the fiscal year ended December 31, 2008 payments under the Class A plan totaled $11,667,412, all of which was paid by the Distributor under the arrangement described above, and $112,012 of which was paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs or allocation of overhead.

|X|     Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and Prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 12/31/2008
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$4,240,854	$3,266,773[1]	$32,957,406	13.91%
Class C Plan	$13,505,727	$3,079,644[2]	$29,921,013	3.31%
1.	Includes $8,164 paid to an affiliate of the Distributor's parent company.

2.	Includes $63,321 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA, on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary' s networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund " supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2008, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer and Centennial funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	A decline in the Fund’s net asset value can increase the Fund’s yield.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

•

Dividend (or Distribution) Yield. The Fund may quote a "dividend yield" (or “distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•

Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 12/31/2008
Class of Shares	Standardized Yield		Dividend Yield		Tax-Equivalent Yield (39.45% Combined Federal/New York Tax Bracket)[1]
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	8.36%	7.95%	7.74%	7.38%	13.80%	13.13%
Class B	7.29%	N/A	6.51%	N/A	12.04%	N/A
Class C	7.44%	N/A	6.67%	N/A	12.29%	N/A
Class Y	8.47%	N/A	7.88%	N/A	13.99%	N/A

1.     The tax-equivalent yield calculation assumes that the investor is taxed just below the highest federal income tax bracket (currently 35%) and also assumes the 2007 combined federal and New York State rates (regardless of whether a switch to non-taxable investments would cause a lower bracket to apply).

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. There is no sales charge on Class Y shares.

•

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions).The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 12/31/2008
Class of Shares	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Year (or life of class)	10-Year (or life of class)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	3.87%	9.05%	-34.12%	-30.84%	-3.91%	-2.97%	0.38%	0.87%
Class B2	3.64%	3.64%	-34.76%	-31.50%	-4.12%	-3.82%	0.36%	0.36%
Class C3	0.04%	0.04%	-32.14%	-31.49%	-3.80%	-3.80%	0.00%	0.00%
Class Y4	13.54%	13.54%	-30.74%	-30.74%	-2.81%	-2.81%	1.47%	1.47%

1. Inception of Class A:     5/15/86

2. Inception of Class B:     3/17/97

3. Inception of Class C:     3/17/97

4. Inception of Class Y:     4/28/00

Average Annual Total Returns for Class A Shares (After Sales Charge) For the Periods Ended 12/31/2008
	1-Year	5-Year	10-Year
After Taxes on Distributions	-34.12%	-3.91%	0.38%
After Taxes on Distributions and Redemption of Fund Shares	-20.48%	-2.23%	1.31%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among the muni New York long-term funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix A contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix A to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund	Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund	Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund	Rochester Fund Municipals
Oppenheimer New Jersey Municipal Fund

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:

Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N shares made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

|X|     Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a Prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, SAI and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking Level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix A to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The Prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

     The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

■

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

     To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

■

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

(1)     certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)     income from securities loans;

(3)     income or gains from options or futures;

(4)     any net short-term capital gain; and

(5)     any market discount accrual on tax-exempt bonds.

     The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.

In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

■

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to a foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a Prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the Independent Registered Public Accounting Firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG llp

Denver, Colorado
February 13, 2009

 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS December 31, 2008

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—136.2%
New York—99.7%
$1,420,000	Albany County, NY Airport Authority[1]	5.000%		12/15/2035	$1,044,552
1,035,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.375		12/01/2024	734,726
1,700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625		12/01/2034	1,105,221
605,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900		07/01/2021	424,474
1,085,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.500		12/01/2028	949,375
1,420,000	Albany, NY IDA (Albany Medical Center)[1]	6.000		05/01/2019	1,096,737
2,460,000	Albany, NY IDA (Albany Medical Center)[1]	6.000		05/01/2029	1,599,443
285,000	Albany, NY IDA (Albany Municipal Golf Course Clubhouse)[1]	7.500		05/01/2012	267,863
820,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375		06/01/2023	645,561
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	1,983,156
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	789,629
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	504,801
7,005,000	Albany, NY IDA (Charitable Leadership)[1]	5.750		07/01/2026	4,892,082
2,180,000	Albany, NY IDA (Hampton Plaza)[1]	6.250		03/15/2018	1,762,138
900,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2025	597,807
1,285,000	Albany, NY IDA (Sage Colleges)[1]	5.250		04/01/2019	1,054,510
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,202,714
895,000	Albany, NY Parking Authority[1]	5.625		07/15/2025	821,834
1,770,000	Albany, NY Parking Authority[3]	7.052	[4]	11/01/2017	1,111,330
925,000	Amherst, NY IDA (Asbury Pointe)[1]	5.800		02/01/2015	806,702
10,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2023	7,097
3,000,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2029	1,918,380
5,300,000	Amherst, NY IDA (Beechwood Health Care Center)[1]	5.200		01/01/2040	2,633,464
25,000	Amherst, NY IDA (UBF Faculty-Student Hsg. Corp.)[1]	5.250		08/01/2031	22,553
1,065,000	Blauvelt, NY Volunteer Fire Company[1]	6.250		10/15/2017	877,613
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300		01/01/2033	1,789,675
2,425,000	Brookhaven, NY IDA (Stony Brook Foundation)[1]	6.500		11/01/2020	2,056,327
775,000	Broome County, NY IDA (Good Shepard Village)[1]	6.750		07/01/2028	551,289
1,550,000	Broome County, NY IDA (Good Shepard Village)[1]	6.875		07/01/2040	1,001,564
65,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2025	38,956
3,030,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2036	1,553,239
1,000,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2030	550,390
1,250,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2036	652,063
3,000,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2030	1,676,880
4,450,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2036	2,361,526
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750		11/01/2030	2,018,340
915,000	Canton, NY Human Services Initiatives[1]	5.700		09/01/2024	706,755
1,155,000	Canton, NY Human Services Initiatives[1]	5.750		09/01/2032	817,590
4,295,000	Cattaraugus County, NY IDA (Olean General Hospital)[1]	5.250		08/01/2023	3,958,315
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,465,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450%		09/15/2019	$1,220,623
11,215,000	Cayuga County, NY COP (Auburn Memorial Hospital)[1]	6.000		01/01/2021	10,318,809
3,395,000	Chautauqua County, NY IDA (Jamestown Devel. Corp.)[1]	7.500		11/01/2018	2,752,564
1,900,000	Chautauqua County, NY IDA (Woman’s Christian Assoc. of Jamestown)[1]	6.400		11/15/2029	1,285,312
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	93,255
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	101,080
3,250,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2029	2,423,428
1,915,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2029	1,427,958
1,000,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2034	714,120
1,455,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2034	1,039,045
1,100,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850		07/01/2023	947,749
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,194,911
3,835,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.000		01/01/2013	3,391,482
4,000,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.350		01/01/2013	3,607,200
4,910,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.500		01/01/2019	3,858,769
875,000	Clifton Springs, NY Hospital & Clinic[1]	7.650		01/01/2012	853,020
2,545,000	Clifton Springs, NY Hospital & Clinic[1]	8.000		01/01/2020	2,385,556
35,000	Cohoes, NY GO1	6.200		03/15/2012	34,301
25,000	Cohoes, NY GO1	6.200		03/15/2013	24,155
25,000	Cohoes, NY GO1	6.250		03/15/2014	23,913
25,000	Cohoes, NY GO1	6.250		03/15/2015	23,439
25,000	Cohoes, NY GO1	6.250		03/15/2016	23,014
1,275,000	Columbia County, NY IDA (Berkshire Farms)[1]	7.500		12/15/2014	1,113,190
3,300,000	Corinth, NY IDA (International Paper Company)[1]	5.750		02/01/2022	2,130,216
40,000	Corinth, NY IDA (International Paper Company)[1]	5.850		12/01/2020	27,131
5,370,000	Cortland County, NY IDA (Cortland Memorial Hospital)[1]	5.250		07/01/2032	3,831,602
2,310,000	Dutchess County, NY IDA (Elant Fishkill)[1]	5.250		01/01/2037	1,208,777
900,000	Dutchess County, NY IDA (St. Francis Hospital)[1]	7.500		03/01/2029	779,571
1,000,000	Dutchess County, NY Water & Wastewater Authority[1]	5.400	[4]	06/01/2027	360,070
3,200,000	East Rochester, NY Hsg. Authority (Episcopal Senior Hsg.)[1]	7.750		10/01/2032	2,513,472
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,355,000	East Rochester, NY Hsg. Authority (Gates Senior Hsg.)[1]	6.125%		04/20/2043	$1,312,453
2,465,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	1,814,117
1,995,000	East Rochester, NY Hsg. Authority (Linden Knoll)[1]	5.350		02/01/2038	1,703,730
16,210,000	East Rochester, NY Hsg. Authority (St. John’s Meadows)[1]	5.000		02/15/2047	13,249,406
1,700,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	979,030
3,325,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,092,722
2,160,000	Erie County, NY IDA (Air Cargo)[1]	8.500		10/01/2015	2,017,138
4,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.750		06/01/2025	3,053,360
7,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	4,998,350
1,960,000	Erie County, NY IDA (DePaul Properties)[1]	5.750		09/01/2028	1,160,477
2,435,000	Erie County, NY IDA (DePaul Properties)[1]	6.500		09/01/2018	1,816,242
1,800,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	1,177,866
11,310,000	Erie County, NY IDA (Medaille College)[1]	7.625		04/01/2035	9,421,796
3,515,000	Erie County, NY IDA (Medaille College)[1]	8.250		11/01/2026	3,280,866
9,900,000	Erie County, NY IDA (Orchard Park CCRC)[1]	6.000		11/15/2026	6,507,963
9,250,000	Erie County, NY IDA (Orchard Park CCRC)[1]	6.000		11/15/2036	5,441,775
7,350,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	5,046,290
25,290,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	15,419,819
72,595,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	43,104,733
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[4]	06/01/2047	1,492,650
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[4]	06/01/2050	1,424,934
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[4]	06/01/2055	955,956
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[4]	06/01/2060	2,836,480
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	693,086
2,300,000	Essex County, NY IDA (International Paper Company)[1]	6.450		11/15/2023	1,570,785
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,009,140
30,000	Essex County, NY IDA (Moses Ludington Nursing Home)[1]	6.200		02/01/2030	29,713
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	726,044
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	238,291
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	829,451
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200%	06/01/2025	$275,364
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300	06/01/2035	655,831
8,800,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200	12/01/2023	5,078,128
4,440,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200	03/01/2028	2,397,334
1,850,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500	08/15/2022	1,149,609
1,625,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500	10/01/2026	928,249
5,680,000	Franklin County, NY IDA (Adirondack Medical Center)[1]	5.500	12/01/2029	4,482,145
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200	06/01/2025	604,458
1,000,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000	12/01/2027	571,330
3,705,000	Glen Cove, NY IDA (SLCD)[1]	7.375	07/01/2023	2,981,599
1,175,000	Green Island, NY Power Authority[1]	5.125	12/15/2024	949,224
2,520,000	Green Island, NY Power Authority[1]	6.000	12/15/2020	2,198,776
1,695,000	Green Island, NY Power Authority[1]	6.000	12/15/2025	1,378,527
2,500,000	Hempstead, NY IDA (Adelphi University)[1]	5.500	06/01/2032	2,392,125
195,000	Hempstead, NY IDA (Dentaco Corp.)[1]	7.250	11/01/2012	178,368
1,270,000	Hempstead, NY IDA (Dentaco Corp.)[1]	8.250	11/01/2025	979,500
9,375,000	Hempstead, NY IDA (Franklin Hospital Medical Center)[1]	6.375	11/01/2018	7,373,344
8,385,000	Hempstead, NY IDA (Franklin Hospital Medical Center)[1]	7.750	11/01/2022	7,388,946
25,260,000	Hempstead, NY IDA (Lynbrook Facilities)[1]	6.500	11/01/2042	15,689,239
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	6.500	11/01/2038	2,450,932
6,145,000	Hempstead, NY IDA (South Shore Y JCC)[1]	6.750	11/01/2024	4,232,000
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250	08/01/2034	690,690
1,285,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.400	11/01/2020	1,101,553
2,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.500	11/01/2030	1,492,840
160,000	Herkimer, NY Hsg. Authority[1]	7.150	03/01/2011	160,546
691,230,000	Hudson Yards, NY Infrastructure Corp[1]	5.000	02/15/2047	494,886,119
101,340,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	72,554,373
1,255,000	Hudson, NY IDA (Hudson Fabrics)[1]	6.750	11/01/2024	842,419
145,000	Huntington, NY Hsg. Authority (GJSR)[1]	5.875	05/01/2019	108,759
1,000,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000	05/01/2029	647,110
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$8,500,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000%	05/01/2039	$5,046,110
740,000	Islip, NY IDA (Leeway School)[1]	9.000	08/01/2021	708,113
16,730,000	Islip, NY IDA (Southside Hospital Civic Facilities)[1]	7.750	12/01/2022	13,726,798
9,695,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	6,441,843
1,125,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	747,506
1,100,000	Islip, NY Res Rec, Series E1	5.750	07/01/2020	1,039,852
1,315,000	Islip, NY Res Rec, Series E1	5.750	07/01/2021	1,228,815
1,000,000	Islip, NY Res Rec, Series E1	5.750	07/01/2023	902,870
3,000,000	Kenmore, NY Hsg. Authority (SUNY at Buffalo)[1]	5.500	08/01/2024	2,491,080
60,000	L.I. , NY Power Authority, Series A1	5.125	09/01/2029	54,751
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	3,540,082
750,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	561,353
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	779,504
1,290,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	1,106,923
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	4,168,230
2,605,000	Middletown, NY Hsg. Authority (Summitfield & Moore Heights)[1]	4.800	07/01/2039	1,881,644
610,000	Middletown, NY IDA (Flanagan Design & Display)[1]	7.500	11/01/2018	503,262
3,210,000	Middletown, NY IDA (Southwinds Retirement Home)[1]	6.375	03/01/2018	2,677,814
85,000	Middletown, NY IDA (YMCA)[1]	6.250	11/01/2009	83,503
1,255,000	Middletown, NY IDA (YMCA)[1]	7.000	11/01/2019	1,040,834
105,000	Monroe County, NY COP[1]	8.050	01/01/2011	100,478
50,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.750	05/01/2023	38,174
1,025,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.875	05/01/2033	723,466
480,000	Monroe County, NY IDA (Dayton Rogers Manufacturing)[1]	6.100	12/01/2009	466,656
4,120,000	Monroe County, NY IDA (DePaul Community Facilities)[1]	5.875	02/01/2028	2,498,615
5,065,000	Monroe County, NY IDA (DePaul Community Facilities)[1]	5.950	08/01/2028	3,149,214
4,265,000	Monroe County, NY IDA (DePaul Properties)[1]	6.150	09/01/2021	2,917,814
1,000,000	Monroe County, NY IDA (Highland Hospital of Rochester)[1]	5.000	08/01/2022	764,100
1,250,000	Monroe County, NY IDA (Highland Hospital of Rochester)[1]	5.000	08/01/2025	892,113
195,000	Monroe County, NY IDA (Melles Griot)[1]	9.500	12/01/2009	194,351
2,510,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500	12/01/2042	1,665,837
2,890,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375	04/01/2029	1,847,490
960,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	966,269
2,190,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.250	06/01/2026	1,715,996
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$3,175,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.375%		06/01/2024	$2,595,690
2,175,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375		07/01/2032	1,203,014
3,660,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500		07/01/2027	2,278,240
795,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700		08/01/2018	607,173
2,765,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750		08/01/2028	1,777,314
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[4]	06/01/2061	1,605,500
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	408,662
2,265,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	1,422,058
600,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	481,212
2,295,000	Mount Vernon, NY IDA (Meadowview)[1]	6.150		06/01/2019	1,784,867
2,600,000	Mount Vernon, NY IDA (Meadowview)[1]	6.200		06/01/2029	1,784,172
802,824	Municipal Assistance Corp. for Troy, NY1	5.733	[4]	07/15/2021	403,082
1,218,573	Municipal Assistance Corp. for Troy, NY1	5.741	[4]	01/15/2022	587,072
755,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	556,873
725,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.500		06/01/2015	660,794
2,975,000	Nassau County, NY IDA (ALIA-ACLD)[1]	6.250		09/01/2022	2,251,361
195,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.125		06/01/2017	168,576
290,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.500		06/01/2015	264,318
4,640,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.000		11/01/2016	4,017,915
2,890,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.125		06/01/2017	2,498,376
1,445,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.500		06/01/2015	1,317,031
200,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.125		06/01/2012	187,366
1,780,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.500		06/01/2015	1,622,363
4,030,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.150		06/01/2030	3,449,277
6,255,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.250		06/01/2032	5,267,586
775,000	Nassau County, NY IDA (ALIA-HH)[1]	7.125		06/01/2017	667,500
595,000	Nassau County, NY IDA (ALIA-HHS)[1]	7.125		06/01/2017	512,468
175,000	Nassau County, NY IDA (ALIA-LVH)[1]	7.500		06/01/2015	159,502
10,500,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2043	6,881,385
435,000	Nassau County, NY IDA (CNGCS)[1]	7.500		06/01/2030	396,476
2,245,000	Nassau County, NY IDA (CNGCS)[1]	8.150		06/01/2030	1,939,388
5,010,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	3,695,276
625,000	Nassau County, NY IDA (Epilepsy Foundation of L.I. )[1]	5.950		11/01/2022	460,988
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,126,991
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250		06/01/2027	2,733,602
670,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	494,179
3,685,000	Nassau County, NY IDA (Little Village School)[1]	7.500		12/01/2031	2,997,490
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	2,533,004
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,290,000	Nassau County, NY IDA (North Shore CFGA)[1]	6.750%		05/01/2024	$1,712,233
1,300,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	962,065
1,810,000	Nassau County, NY IDA (United Cerebral Palsy)[1]	6.250		11/01/2014	1,536,400
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.500		11/01/2037	437,897
735,000	Nassau County, NY IDA, Series A-A1	6.000		07/02/2021	559,923
7,325,000	Nassau County, NY IDA, Series A-B1	6.000		07/01/2021	5,580,185
705,000	Nassau County, NY IDA, Series A-C1	6.000		07/01/2021	537,069
800,000	Nassau County, NY IDA, Series A-D1	6.000		07/01/2021	609,440
9,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	0.000	[5]	06/01/2026	7,084,080
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	74,459,793
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[4]	06/01/2046	385,200
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[4]	06/01/2046	1,893,773
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[4]	06/01/2060	3,693,253
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[4]	06/01/2060	110,800
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	14,119,727
13,010,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250		07/01/2027	11,192,893
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,046,834
770,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	5.000		07/20/2048	570,978
3,300,000	Niagara County, NY IDA (American Ref-Fuel Company)[1]	5.550		11/15/2024	2,732,070
3,320,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	2,697,334
1,500,000	Niagara County, NY IDA (Niagara University)[1]	5.350		11/01/2023	1,247,610
5,400,000	Niagara County, NY IDA (Niagara University)[1]	5.400		11/01/2031	4,109,022
2,600,000	Niagara County, NY IDA (Solid Waste Disposal)[1]	5.550		11/15/2024	2,246,998
7,250,000	Niagara County, NY IDA (Solid Waste Disposal)[1]	5.625		11/15/2024	6,091,668
20,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.750		05/15/2022	16,267
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	1,160,068
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	4,723,327
355,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	271,092
1,380,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	1,141,743
685,000	North Babylon, NY Volunteer Fire Company[1]	5.750		08/01/2022	672,129
3,155,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	3,680,591
25,000	Nunda, NY GO1	8.000		05/01/2010	26,510
500,000	NY Carnegie Redevel. Corp.[3]	7.000		09/01/2021	370,920
10,250,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	8,361,950
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$6,235,000	NY Counties Tobacco Trust I1	6.500%		06/01/2035	$5,037,257
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	15,153,817
29,800,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	21,060,852
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	37,198,213
245,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	175,903
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	4,268,040
131,335,000	NY Counties Tobacco Trust IV	5.920	[4]	06/01/2050	1,527,426
304,690,000	NY Counties Tobacco Trust IV	6.395	[4]	06/01/2055	1,849,468
608,700,000	NY Counties Tobacco Trust IV	6.816	[4]	06/01/2060	1,686,099
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	0.000	[5]	06/01/2041	83,716,050
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	31,504,714
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	22,726,547
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.650	[6]	06/01/2041	8,245,875
345,760,000	NY Counties Tobacco Trust V	6.152	[4]	06/01/2038	15,711,334
623,620,000	NY Counties Tobacco Trust V	6.205	[4]	06/01/2050	7,252,701
643,195,000	NY Counties Tobacco Trust V	6.850	[4]	06/01/2055	3,904,194
3,845,000,000	NY Counties Tobacco Trust V	7.846	[4]	06/01/2060	10,650,650
148,570,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[7]	5.250		10/01/2035	112,554,399
2,500,000	NY Liberty Devel. Corp. (National Sports Museum)[3,8]	6.125		02/15/2019	293,750
51,560,000	NY MTA, Series A7,9	5.000		11/15/2030	47,698,553
20,000	NY MTA, Series A1	5.000		11/15/2032	17,412
25,000	NY MTA, Series B1	5.000		01/01/2031	22,079
1,830,000	NY Newark-Wayne Community Hospital[1]	7.600		09/01/2015	1,685,686
17,120,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	9,716,627
25,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		01/01/2032	23,629
33,060,000	NY Triborough Bridge & Tunnel Authority, Series A7	5.000		01/01/2027	32,597,479
67,500,000	NY TSASC, Inc. (TFABs)[7]	5.125		06/01/2042	41,186,473
13,950,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	9,620,339
251,510,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	156,896,968
270,015,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	165,408,489
20,000,000	NYC GO7,9	5.000		04/01/2030	18,127,942
46,000,000	NYC GO7,9	5.000		06/01/2030	41,617,149
10,920,000	NYC GO7,9	5.000		08/01/2030	9,865,565
27,400,000	NYC GO7,9	5.000		06/01/2033	24,381,986
12,455,000	NYC GO7,9	5.000		12/01/2033	11,062,998
30,150,000	NYC GO7	5.000		11/01/2034	26,655,361
12,765,000	NYC GO7,9	5.000		03/01/2035	11,274,460
19,405,000	NYC GO7,9	5.000		04/01/2035	17,135,472
5,400,000	NYC GO7,9	5.000		08/01/2035	4,765,478
25,530,000	NYC GO7	5.250		06/01/2027	24,594,684
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$37,945,000	NYC GO7	5.375%		06/01/2032	$35,662,892
25,000	NYC GO1	0.000	[5]	03/15/2029	23,027
15,000	NYC GO1	5.000		06/01/2020	15,094
25,000	NYC GO1	5.000		03/01/2025	23,843
15,000	NYC GO1	5.000		03/15/2029	13,732
5,000	NYC GO1	5.000		03/15/2029	5,096
5,000	NYC GO1	5.000		03/15/2029	5,096
60,000	NYC GO1	5.000		03/01/2033	53,427
75,000	NYC GO1	5.000		06/01/2033	66,729
60,000	NYC GO1	5.100		11/01/2019	60,720
5,000	NYC GO1	5.250		08/01/2021	5,004
5,000	NYC GO1	5.375		12/01/2026	4,924
5,000	NYC GO1	5.375		03/01/2027	5,700
50,000	NYC GO1	5.500		08/01/2022	50,089
5,000	NYC GO1	5.500		12/01/2031	4,780
5,000	NYC GO1	5.950		08/01/2014	5,066
40,000	NYC GO1	6.154	[4]	10/01/2012	35,236
20,000	NYC GO1	7.000		02/01/2010	20,086
15,000	NYC GO1	7.250		08/15/2024	15,064
5,000	NYC GO1	7.750		08/15/2028	5,019
837,000	NYC GO RIBS	9.720	[10]	08/12/2010	842,666
837,000	NYC GO RIBS	9.720	[10]	09/01/2011	842,666
45,249	NYC HDC (Beekman)[1]	6.500		10/15/2017	45,753
303,807	NYC HDC (Bridgeview III)[1]	6.500		12/15/2017	307,571
872,823	NYC HDC (Cadman Towers)[1]	6.500		11/15/2018	883,638
56,228	NYC HDC (Essex Terrace)[1]	6.500		07/15/2018	56,855
326,179	NYC HDC (Forest Park Crescent)[1]	6.500		12/15/2017	330,220
5,000,000	NYC HDC (Multifamily Hsg.)[1]	4.700		11/01/2040	3,436,900
3,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2037	2,644,145
60,000	NYC HDC (Multifamily Hsg.)[1]	5.050		11/01/2023	51,869
4,685,000	NYC HDC (Multifamily Hsg.)[1]	5.050		11/01/2039	3,531,178
2,435,000	NYC HDC (Multifamily Hsg.)[1]	5.100		11/01/2027	2,019,078
3,000,000	NYC HDC (Multifamily Hsg.)[1]	5.125		11/01/2032	2,371,800
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	3,970,656
8,035,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2040	6,166,220
6,330,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2027	5,379,487
14,110,000	NYC HDC (Multifamily Hsg.)[7]	5.250		11/01/2030	12,844,564
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	5,515,572
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	4,121,201
15,000	NYC HDC (Multifamily Hsg.)[1]	5.400		11/01/2033	12,419
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,020,905
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500%	11/01/2028	$4,168,883
10,470,000	NYC HDC (Multifamily Hsg.), Series A7,9	5.600	11/01/2042	9,475,525
31,900,000	NYC HDC (Multifamily Hsg.), Series B1	5.350	05/01/2049	24,887,742
11,250,000	NYC HDC (Multifamily Hsg.), Series C7	5.050	11/01/2036	8,608,693
8,365,000	NYC HDC (Multifamily Hsg.), Series C1	5.125	05/01/2040	6,330,548
385,000	NYC HDC (Multifamily Hsg.), Series C1	5.700	05/01/2031	337,068
1,000,000	NYC HDC (Multifamily Hsg.), Series E1	5.200	11/01/2033	797,240
2,155,000	NYC HDC (Multifamily Hsg.), Series F1	5.200	11/01/2032	1,727,125
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[7]	4.875	11/01/2039	10,085,563
3,515,000	NYC HDC (Multifamily Hsg.), Series G-1[1]	4.750	11/01/2027	2,758,924
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.200	11/01/2038	1,040,680
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.250	05/01/2046	2,600,116
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[7]	5.200	11/01/2038	11,868,519
250,564	NYC HDC (St. Martin Tower)[1]	6.500	11/15/2018	253,669
1,140,737	NYC HDC (Tivoli Towers)[1]	6.500	01/15/2018	1,154,870
2,750,000	NYC HDC, Series C1	5.000	11/01/2026	2,282,418
1,070,000	NYC IDA (A Very Special Place)[1]	5.750	01/01/2029	678,220
3,480,000	NYC IDA (Acme Architectural Products)[1]	6.375	11/01/2019	2,671,248
42,995,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	5.500	07/01/2028	27,287,637
22,745,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	6.000	07/01/2027	15,766,834
225,000	NYC IDA (Allied Metal)[1]	6.375	12/01/2014	189,007
940,000	NYC IDA (Allied Metal)[1]	7.125	12/01/2027	679,846
3,065,000	NYC IDA (Amboy Properties)[1]	6.750	06/01/2020	2,200,885
2,905,000	NYC IDA (American Airlines)	5.400	07/01/2019	992,232
32,580,000	NYC IDA (American Airlines)	5.400	07/01/2020	11,082,413
41,550,000	NYC IDA (American Airlines)	6.900	08/01/2024	15,826,811
19,740,000	NYC IDA (American Airlines)[1]	7.125	08/01/2011	17,700,266
540,000	NYC IDA (American Airlines)[1]	7.500	08/01/2016	399,773
18,200,000	NYC IDA (American Airlines)[1]	7.625	08/01/2025	11,038,846
69,350,000	NYC IDA (American Airlines)[1]	7.750	08/01/2031	42,216,813
44,860,000	NYC IDA (American Airlines)[1]	8.000	08/01/2028	26,819,102
338,060,000	NYC IDA (American Airlines)[1]	8.500	08/01/2028	212,585,650
3,530,000	NYC IDA (American National Red Cross)[1]	5.000	02/01/2036	2,368,454
4,355,000	NYC IDA (Atlantic Paste & Glue Company)[1]	6.625	11/01/2019	3,419,328
1,160,000	NYC IDA (Atlantic Veal & Lamb)[1]	8.375	12/01/2016	1,027,656
295,000	NYC IDA (Baco Enterprises)[1]	7.500	11/01/2011	277,846
1,685,000	NYC IDA (Baco Enterprises)[1]	8.500	11/01/2021	1,423,134
1,415,000	NYC IDA (Bark Frameworks)[1]	6.750	11/01/2019	1,080,593
9,985,000	NYC IDA (Berkeley Carroll School)[1]	6.100	11/01/2028	7,166,235
5,500,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	02/15/2022	3,909,620
1,035,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	11/15/2027	720,536
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,220,000	NYC IDA (Beth Abraham Health Services)[1]	6.500%	11/15/2034	$2,778,997
52,750,000	NYC IDA (British Airways)[1]	5.250	12/01/2032	25,419,170
34,425,000	NYC IDA (British Airways)[1]	7.625	12/01/2032	22,600,701
86,010,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	55,761,143
151,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750	10/01/2036	94,280,348
21,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	15,757,819
4,145,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	2,895,821
16,205,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	11,321,299
2,895,000	NYC IDA (Center for Elimination of Family Violence)[1]	7.375	11/01/2036	2,170,816
15,540,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	9,546,377
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	2,088,654
29,135,000	NYC IDA (Chapin School)[1]	5.000	11/01/2038	15,485,253
865,000	NYC IDA (Community Hospital of Brooklyn)[1]	6.875	11/01/2010	844,629
1,490,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	974,192
3,145,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	1,961,945
3,975,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	2,746,089
1,575,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	1,054,967
1,520,000	NYC IDA (Comprehensive Care Management)[1]	7.875	12/01/2016	1,414,451
620,000	NYC IDA (Comprehensive Care Management)[1]	8.000	12/01/2011	606,788
5,305,000	NYC IDA (Continental Airlines)	8.000	11/01/2012	4,535,191
4,685,000	NYC IDA (Continental Airlines)	8.375	11/01/2016	3,379,337
1,610,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	1,247,058
1,445,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	1,119,254
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075	11/01/2027	3,864,720
3,395,000	NYC IDA (Dioni)[1]	6.625	11/01/2019	2,761,900
475,000	NYC IDA (Eger Harbor House)[1]	5.875	05/20/2044	457,667
5,500,000	NYC IDA (Family Support Systems)[1]	7.500	11/01/2034	4,087,545
7,315,000	NYC IDA (Friends Seminary School)[1]	7.125	09/15/2031	6,126,386
13,780,000	NYC IDA (Gateway School of New York)[1]	5.550	06/01/2039	8,021,338
2,265,000	NYC IDA (Gateway School of New York)[1]	6.500	11/01/2019	2,021,105
14,935,000	NYC IDA (General Motors Corp.)	5.125	12/30/2023	2,396,022
1,900,000	NYC IDA (Global Country World Peace)[1]	7.250	11/01/2025	1,329,145
1,800,000	NYC IDA (Global Country World Peace)[1]	7.250	11/01/2025	1,259,190
2,175,000	NYC IDA (Good Shepherd Services)[1]	5.875	06/01/2014	1,864,084
4,170,000	NYC IDA (Gourmet Boutique)[1]	5.750	05/01/2021	2,924,338
7,290,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	4,599,480
95,000	NYC IDA (Herbert G. Birch Childhood Project)[1]	7.375	02/01/2009	94,778
2,195,000	NYC IDA (Herbert G. Birch Childhood Project)[1]	8.375	02/01/2022	1,882,673
800,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	606,416
7,890,000	NYC IDA (JetBlue Airways Corp.)[1]	5.000	05/15/2020	3,709,562
11,870,000	NYC IDA (JetBlue Airways Corp.)[1]	5.125	05/15/2030	4,936,733
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$9,000,000	NYC IDA (JFK International Airport)[1]	8.000%	08/01/2012	$7,868,340
1,525,000	NYC IDA (Julia Gray)[1]	7.500	11/01/2020	1,218,506
670,000	NYC IDA (Just Bagels Manufacturing)[1]	8.500	11/01/2016	613,090
970,000	NYC IDA (Just Bagels Manufacturing)[1]	8.750	11/01/2026	842,707
460,000	NYC IDA (L&M Optical Disc)[1]	7.125	11/01/2010	439,392
20,575,000	NYC IDA (Liberty-7 World Trade Center)[1]	6.250	03/01/2015	16,597,647
13,390,000	NYC IDA (Liberty-7 World Trade Center)[3]	6.500	03/01/2035	8,039,624
12,000,000	NYC IDA (Liberty-7 World Trade Center)[1]	6.750	03/01/2015	9,946,800
45,500,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000	09/01/2035	26,334,035
2,830,000	NYC IDA (Little Red Schoolhouse)[1]	6.750	11/01/2018	2,516,493
105,000	NYC IDA (Lucky Polyethylene Manufacturing Company)[1]	7.000	11/01/2009	101,812
2,995,000	NYC IDA (Lucky Polyethylene Manufacturing Company)[1]	7.800	11/01/2024	2,134,716
2,035,000	NYC IDA (Lycee Francais De New York)[1]	5.375	06/01/2023	1,554,577
23,000,000	NYC IDA (Magen David Yeshivah)[1]	5.700	06/15/2027	14,877,090
3,745,000	NYC IDA (Manhattan Community Access Corp.)[1]	6.000	12/01/2036	2,379,536
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,191,728
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	5,769,974
680,000	NYC IDA (Marymount School of New York)[1]	5.125	09/01/2021	516,623
4,010,000	NYC IDA (Marymount School of New York)[1]	5.250	09/01/2031	2,575,423
18,585,000	NYC IDA (MediSys Health Network)[1]	6.250	03/15/2024	12,221,682
925,000	NYC IDA (Mesorah Publications)[1]	6.450	02/01/2011	865,939
4,790,000	NYC IDA (Mesorah Publications)[1]	6.950	02/01/2021	3,801,727
8,405,000	NYC IDA (Metro Biofuels)[1]	6.000	11/01/2028	5,842,652
3,000,000	NYC IDA (Metropolitan College of New York)[1]	5.750	03/01/2020	2,424,240
2,145,000	NYC IDA (Morrisons Pastry)[1]	6.500	11/01/2019	1,618,917
175,000	NYC IDA (NYC Outward Bound Center)[1]	7.250	11/01/2010	170,562
25,000	NYC IDA (NYU)[1]	5.000	07/01/2041	23,117
40,000,000	NYC IDA (NYU)[7]	5.250	07/01/2048	37,934,420
4,310,000	NYC IDA (Paradise Products)[1]	8.250	11/01/2022	3,238,405
3,520,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2017	3,027,974
940,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2018	787,739
10,065,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	7,382,074
2,240,000	NYC IDA (Precision Gear)[1]	6.375	11/01/2024	1,659,818
1,910,000	NYC IDA (Precision Gear)[1]	6.375	11/01/2024	1,368,420
930,000	NYC IDA (Precision Gear)[1]	7.625	11/01/2024	758,480
4,100,000	NYC IDA (PSCH)	6.375	07/01/2033	2,955,608
33,410,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2046	22,166,199
6,800,000	NYC IDA (Reece School)[1]	7.500	12/01/2037	5,036,692
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$1,895,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)[1]	6.250%	11/01/2014	$1,593,733
8,595,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)[1]	6.750	11/01/2028	5,969,056
1,000,000	NYC IDA (Roundabout Theatre)[1]	5.000	10/01/2023	701,840
280,000	NYC IDA (Sahadi Fine Foods)[1]	6.250	11/01/2009	272,138
4,085,000	NYC IDA (Sahadi Fine Foods)[1]	6.750	11/01/2019	3,090,711
875,000	NYC IDA (Services for the Underserved/ Young Adult Institute Obligated Group)[1]	5.000	07/01/2026	561,890
4,380,000	NYC IDA (Showman Fabricators)[1]	7.500	11/01/2028	3,034,114
3,190,000	NYC IDA (South Bronx Overall Economic Devel.)[1]	8.625	12/01/2025	2,403,825
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	4.750	07/01/2020	1,185,746
995,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.250	07/01/2022	704,599
6,230,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	7.875	08/01/2025	5,148,223
5,760,000	NYC IDA (Stallion)[1]	5.500	11/01/2036	3,387,341
955,000	NYC IDA (Stallion)[1]	6.000	11/01/2027	662,388
10,000	NYC IDA (Staten Island University Hospital)[1]	6.375	07/01/2031	6,565
4,405,000	NYC IDA (Staten Island University Hospital)[1]	6.375	07/01/2031	2,892,015
1,455,000	NYC IDA (Staten Island University Hospital)[1]	6.450	07/01/2032	964,956
455,000	NYC IDA (Streamline Plastics)[1]	7.750	12/01/2015	379,324
1,275,000	NYC IDA (Streamline Plastics)[1]	8.125	12/01/2025	970,683
6,808,500	NYC IDA (Studio School)[1]	7.000	11/01/2038	4,425,865
660,000	NYC IDA (Surprise Plastics)[1]	7.500	11/01/2013	547,826
2,480,000	NYC IDA (Surprise Plastics)[1]	8.500	11/01/2023	1,764,594
7,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2020	6,357,270
7,750,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	6,800,393
11,390,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2024	9,994,383
380,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2021	321,028
1,000,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2030	748,020
8,800,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	6,810,936
210,000	NYC IDA (Therapy & Learning Center)[1]	7.500	10/01/2011	199,637
3,735,000	NYC IDA (Therapy & Learning Center)[1]	8.250	10/01/2031	3,048,955
8,955,000	NYC IDA (Tides Two Rivers Foundation)[1]	5.650	12/01/2039	5,511,713
4,020,000	NYC IDA (Ulano)[1]	6.900	11/01/2019	2,940,992
32,040,000	NYC IDA (Unicef)[1]	5.300	11/01/2038	19,208,621
9,830,000	NYC IDA (Urban Health Plan)[1]	7.050	09/15/2026	7,338,390
3,640,000	NYC IDA (Urban Resource Institute)[1]	7.375	11/01/2033	2,652,286
1,250,000	NYC IDA (Utleys)[1]	7.375	11/01/2023	962,750
2,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	1,927,240
1,330,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	770,349
3,235,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	1,873,744
900,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2031	499,788
1,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	1,001,448
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$16,100,000	NYC IDA (Visy Paper)[1]	7.800%	01/01/2016	$14,172,669
70,500,000	NYC IDA (Visy Paper)[1]	7.950	01/01/2028	57,831,150
1,930,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	1,205,150
280,000	NYC IDA (W & W Jewelers)[1]	7.250	02/01/2011	267,338
1,555,000	NYC IDA (W & W Jewelers)[1]	8.250	02/01/2021	1,331,002
5,930,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	3,914,630
2,900,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	1,914,406
2,795,000	NYC IDA (Westchester Square Medical Center)	8.000	11/01/2010	2,551,751
6,160,000	NYC IDA (Westchester Square Medical Center)	8.375	11/01/2015	4,889,192
1,565,000	NYC IDA (World Casing Corp.)[1]	6.700	11/01/2019	1,209,041
93,105,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	61,728,615
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	15,035,993
27,500,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2031	26,044,150
11,720,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2032	11,070,236
31,400,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2034	29,466,086
47,440,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2034	44,518,811
40,100,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2037	37,396,057
18,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2038	16,767,834
22,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2038	20,470,550
29,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	26,983,907
18,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	16,734,780
31,500,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	29,285,865
19,740,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	18,352,475
44,840,000	NYC Municipal Water Finance Authority[7]	5.125	06/15/2032	43,094,887
57,700,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2026	56,972,115
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	48,019
30,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2032	28,641
30,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2033	28,730
25,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2033	23,941
145,000	NYC Trust for Cultural Resources (Museum of American Folk Art)[1]	6.125	07/01/2030	102,050
1,500,000	NYS DA (Augustana Lutheran Home)[1]	5.500	02/01/2041	1,329,675
14,360,000	NYS DA (Buena Vida Nursing Home)[7]	5.250	07/01/2028	13,307,948
13,225,000	NYS DA (Cabrini Westchester)[1]	5.200	02/15/2041	11,688,916
2,905,000	NYS DA (Chapel Oaks)[1]	5.450	07/01/2026	2,855,528
2,250,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	1,616,738
1,250,000	NYS DA (D’Youville College)[1]	5.250	07/01/2025	991,788
15,000	NYS DA (Dept. of Mental Hygiene)[1]	5.250	08/15/2031	14,209
20,000	NYS DA (Ellis Hospital)[1]	5.600	08/01/2025	19,862
2,700,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	2,527,065
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,000,000	NYS DA (Jones Memorial Hospital)[1]	5.375%		08/01/2034	$908,800
3,255,000	NYS DA (L.I. University)[1]	5.125		09/01/2023	3,275,311
1,335,000	NYS DA (L.I. University)[1]	5.250		09/01/2028	1,015,588
1,585,000	NYS DA (L.I. University)[1]	5.500		09/01/2020	1,399,127
1,710,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.375		07/01/2020	1,281,029
405,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.500		07/01/2030	265,534
20,000,000	NYS DA (Maimonides Medical Center)[1]	5.750		08/01/2029	19,071,800
65,000	NYS DA (Maimonides Medical Center)[1]	5.750		08/01/2035	62,104
3,865,000	NYS DA (Manhattan College)[1]	5.000		07/01/2041	2,527,285
3,260,000	NYS DA (Manhattan College)[1]	5.300		07/01/2037	2,317,599
18,230,000	NYS DA (Memorial Sloan-Kettering)[7,9]	5.000		07/01/2035	16,113,438
23,300,000	NYS DA (Menorah Home & Hospital)[1]	5.150		08/01/2038	19,972,993
12,460,000	NYS DA (Menorah)[1]	5.100		08/01/2028	11,244,029
4,125,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	6.375		07/01/2029	3,124,481
6,860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	6.875		07/01/2025	5,724,327
13,240,000	NYS DA (Montefiore Medical Center)[1]	5.000		02/01/2028	11,610,288
1,750,000	NYS DA (Montefiore Medical Center)[1]	5.000		08/01/2033	1,464,330
9,500,000	NYS DA (Montefiore Medical Center)[1]	5.500		08/01/2038	8,735,155
10,150,000	NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)[1]	5.500		07/01/2026	8,076,558
25,240,000	NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)[1]	6.500		07/01/2025	21,306,598
10,450,000	NYS DA (Mt. Sinai/NYU Health)[1]	5.500		07/01/2026	8,541,308
2,265,000	NYS DA (New York Methodist Hospital)[1]	5.250		07/01/2033	1,500,676
9,965,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center Obligated Group)[7]	2.869	[6]	05/01/2018	6,380,588
62,010,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[3]	2.969	[6]	05/01/2033	27,284,400
7,500,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[1]	5.000		05/01/2032	5,556,300
11,000,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[1]	5.000		05/01/2037	7,891,620
2,000,000	NYS DA (Norwegian Christian Home & Health Center)[1]	6.100		08/01/2041	1,984,200
22,380,000	NYS DA (NSLIJHS/LIMC/NSUHGC Obligated Group)[1]	5.000		11/01/2034	16,280,331
3,520,000	NYS DA (Nursing Home)[1]	4.900		02/15/2041	2,975,421
7,375,000	NYS DA (Nursing Home)[1]	4.950		02/15/2045	6,241,168
18,825,000	NYS DA (Nursing Homes)[1]	5.300		02/01/2038	16,531,174
5,000,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2020	3,377,850
11,100,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	6,615,600
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	12,207,439
40,320,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2036	21,526,445
4,600,000	NYS DA (NYU Hospitals Center)[1]	5.250		07/01/2024	2,934,432
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625%		07/01/2037	$1,172,640
505,000	NYS DA (NYU)[1]	5.000		07/01/2041	459,181
7,275,000	NYS DA (Orange Regional Medical Center)[1]	6.125		12/01/2029	5,093,155
17,980,000	NYS DA (Orange Regional Medical Center)[1]	6.250		12/01/2037	11,356,887
2,925,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	2,798,348
6,035,000	NYS DA (Providence Rest)[1]	5.000		07/01/2035	3,072,962
2,700,000	NYS DA (Providence Rest)[1]	5.125		07/01/2030	1,521,612
3,100,000	NYS DA (Providence Rest)[1]	5.250		07/01/2025	1,963,757
6,260,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2025	4,726,801
17,660,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2035	11,816,836
675,000	NYS DA (Sarah Neuman Nursing Home)[1]	5.450		08/01/2027	642,047
1,750,000	NYS DA (School District Bond Financing Program), Series C9	7.250		10/01/2028	1,975,715
2,645,000	NYS DA (School District Bond Financing Program), Series C9	7.375		10/01/2033	2,981,021
1,525,000	NYS DA (School District Bond Financing Program), Series C9	7.500		04/01/2039	1,726,376
50,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2022	52,487
25,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2029	25,332
20,520,000	NYS DA (SCSMC/SV/CHSLI Obligated Group)[1]	6.000		07/01/2030	16,836,044
1,075,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.100		07/01/2034	728,990
6,770,000	NYS DA (Smithtown Special Library District)	6.000		07/01/2028	7,002,685
1,055,000	NYS DA (St. Catherine of Siena Medical Center)[1]	6.000		07/01/2030	865,596
101,800,000	NYS DA (St. Luke’s Roosevelt Hospital)[7,9]	4.900		08/15/2031	85,785,282
1,505,000	NYS DA (St. Thomas Aquinas College)[1]	5.250		07/01/2028	1,146,434
11,695,000	NYS DA (Vassar College)[7,9]	5.000		07/01/2046	10,668,641
2,365,000	NYS EFC (NYS Water Services)[1]	6.000		01/15/2031	1,821,618
50,000	NYS EFC (United Waterworks)[1]	5.150		03/01/2034	37,257
15,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500		01/01/2021	15,051
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	8.016	[10]	04/01/2020	7,040,530
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	9.574	[10]	07/01/2026	16,305,379
23,270,000	NYS ERDA (LILCO)[1]	5.300		11/01/2023	19,970,081
350,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	296,237
100,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	83,594
75,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	62,698
13,940,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150		11/01/2025	13,632,065
70,000	NYS ERDA (Rochester Gas and Electric)[1]	5.375		05/15/2032	55,614
14,500,000	NYS ERDA (Rochester Gas and Electric)[1]	5.950		09/01/2033	10,902,550
3,095,000	NYS HFA (Affordable Hsg.)[1]	5.100		11/01/2028	2,543,873
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,400,000	NYS HFA (Affordable Hsg.)[1]	5.250%	11/01/2027	$3,756,060
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2038	1,861,633
8,185,000	NYS HFA (Affordable Hsg.)[1]	5.300	11/01/2037	6,641,227
10,220,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2045	8,336,147
2,510,000	NYS HFA (Children’s Rescue)[1]	7.625	05/01/2018	2,255,285
1,720,000	NYS HFA (Crotona Estates Apartments)[1]	4.950	08/15/2038	1,276,687
985,000	NYS HFA (Friendship)[1]	5.100	08/15/2041	743,892
1,465,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	1,106,764
8,600,000	NYS HFA (Horizons at Wawayanda)[1]	5.150	11/01/2040	6,532,474
1,645,000	NYS HFA (Kensico Terrace Apartments)[1]	4.900	02/15/2038	1,221,626
945,000	NYS HFA (Kensico Terrace Apartments)[1]	4.950	02/15/2038	702,711
5,000	NYS HFA (Meadow Manor)[1]	7.750	11/01/2019	5,081
3,960,000	NYS HFA (Multifamily Hsg.)[1]	4.850	02/15/2038	2,918,995
6,580,000	NYS HFA (Multifamily Hsg.)[1]	4.850	11/01/2040	4,748,457
745,000	NYS HFA (Multifamily Hsg.)[1]	5.250	11/15/2028	627,946
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	1,188,392
2,860,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	2,390,016
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375	02/15/2035	1,700,400
3,290,000	NYS HFA (Multifamily Hsg.)[1]	5.450	08/15/2032	2,774,523
2,075,000	NYS HFA (Multifamily Hsg.)[1]	5.500	08/15/2030	1,788,339
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	1,116,174
1,730,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	1,487,056
1,100,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	970,123
3,200,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	2,822,176
1,000,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2031	873,250
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650	02/15/2034	1,465,453
2,120,000	NYS HFA (Multifamily Hsg.)[1]	5.700	08/15/2033	1,852,074
695,000	NYS HFA (Multifamily Hsg.)[1]	6.250	02/15/2031	641,846
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400	11/15/2027	1,237,857
3,965,000	NYS HFA (Multifamily Hsg.)[1]	6.750	11/15/2036	3,996,006
310,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2009	311,330
340,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2010	341,190
365,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2011	366,190
395,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2012	396,146
425,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2013	426,160
510,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2014	511,428
540,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2015	541,415
580,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2016	581,462
640,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2017	641,510
685,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2018	686,582
1,490,000	NYS HFA (North Street)[1]	5.050	08/15/2039	1,123,788
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$70,000	NYS HFA (Service Contract)[1]	5.375%		03/15/2023	$69,994
35,000	NYS HFA (Service Contract)[1]	6.500		03/15/2025	35,045
1,540,000	NYS HFA (Tiffany Gardens)[1]	4.900		08/15/2025	1,280,325
180,000	NYS LGSC (SCSB)[3]	7.250		12/15/2011	167,965
810,000	NYS LGSC (SCSB)[3]	7.375		12/15/2016	700,496
980,000	NYS LGSC (SCSB)[3]	7.750		12/15/2021	797,191
240,000	NYS Medcare (Hospital & Nursing Home)[1]	7.400		11/01/2016	240,967
165,000	NYS Medcare (Hospital & Nursing Home)[1]	9.375		11/01/2016	166,011
30,000	NYS Medcare (M.G. Nursing Home)[1]	6.200		02/15/2015	30,091
5,000	NYS UDC (Correctional Facilities)[1]	6.309	[4]	01/01/2013	4,120
25,000	NYS UDC (Subordinated Lien)[1]	5.500		07/01/2016	25,066
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000		09/15/2035	475,051
450,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.300		03/15/2019	344,646
840,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.350		03/15/2029	538,583
3,980,000	Onondaga County, NY IDA (Air Cargo)[1]	6.125		01/01/2032	2,703,335
2,000,000	Onondaga County, NY IDA (Air Cargo)[1]	7.250		01/01/2032	1,524,820
2,200,000	Onondaga County, NY IDA (Anheuser-Busch)[1]	4.950		07/01/2036	1,311,904
1,150,000	Onondaga County, NY IDA (Community General Hospital)[1]	5.500		11/01/2018	856,118
5,965,000	Onondaga County, NY IDA (Community General Hospital)[1]	6.625		01/01/2018	4,891,121
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2030	1,017,785
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2037	914,869
4,710,000	Onondaga County, NY IDA (Le Moyne College)[1]	5.625		12/01/2021	3,876,754
500,000	Onondaga County, NY IDA Sewage Waste Facilities (Anheuser-Busch Companies)[1]	6.250		12/01/2034	377,705
45,699,598	Onondaga County, NY Res Rec[1]	0.000	[5]	05/01/2022	29,561,242
41,580,000	Onondaga County, NY Res Rec[1]	5.000		05/01/2015	32,284,791
2,500,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2021	1,998,950
2,325,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,671,652
2,090,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,502,689
2,500,000	Orange County, NY IDA (Glen Arden)[1]	5.625		01/01/2018	1,894,300
5,590,000	Orange County, NY IDA (Glen Arden)[1]	5.700		01/01/2028	3,510,744
195,000	Orange County, NY IDA (Orange Mental Retardation Properties)[1]	7.800		07/01/2011	195,554
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2021	1,462,895
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2026	4,929,804
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375%	12/01/2026	$1,740,618
7,315,000	Orange County, NY IDA (Tuxedo Place)[3]	7.000	08/01/2032	4,618,252
2,500,000	Orange County, NY IDA (Tuxedo Place)[3]	7.000	08/01/2033	1,568,225
6,870,000	Otsego County, NY IDA (Hartwick College)[1]	5.900	07/01/2022	5,118,081
1,435,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2014	1,309,581
1,520,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2015	1,350,216
1,610,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2016	1,395,339
12,330,000	Peekskill, NY IDA (Drum Hill)[1]	6.375	10/01/2028	8,226,206
2,035,000	Penfield-Crown Oak, NY Hsg. Devel. Corp. (Crown Oak Apartments)[1]	4.875	12/01/2038	1,506,002
955,000	Port Authority NY/NJ (Continental Airlines)[1]	9.000	12/01/2010	940,360
48,415,000	Port Authority NY/NJ (Continental Airlines)[3]	9.125	12/01/2015	48,469,225
15,840,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	12,613,709
31,540,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	23,956,207
17,625,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	15,776,843
5,910,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2011	5,615,741
50,225,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	41,210,115
35,000	Port Authority NY/NJ, 122nd Series[1]	5.000	07/15/2026	29,327
240,000	Port Authority NY/NJ, 126th Series[1]	5.125	11/15/2030	192,242
50,000	Port Authority NY/NJ, 127th Series[1]	5.200	12/15/2027	42,356
80,000,000	Port Authority NY/NJ, 135th Series[7]	5.000	03/15/2039	74,001,650
19,175,000	Port Authority NY/NJ, 136th Series[7]	5.375	11/01/2028	17,063,092
22,855,000	Port Authority NY/NJ, 136th Series[7]	5.500	11/01/2029	20,383,263
26,000,000	Port Authority NY/NJ, 138th Series[7]	4.750	12/01/2034	19,553,820
27,255,000	Port Authority NY/NJ, 141st Series[7]	4.500	09/01/2029	20,320,784
47,910,000	Port Authority NY/NJ, 143rd Series[7]	5.000	10/01/2030	39,167,862
27,535,000	Port Authority NY/NJ, 143rd Series[7]	5.000	04/01/2036	21,615,637
12,840,000	Port Authority NY/NJ, 146th Series[7]	4.500	12/01/2034	9,112,584
26,100,000	Port Authority NY/NJ, 146th Series[7]	4.750	12/01/2027	21,192,626
10,000	Port Authority NY/NJ, 146th Series[1]	4.500	12/01/2034	7,066
10,000	Port Authority NY/NJ, 146th Series[1]	4.750	12/01/2027	8,101
13,005,000	Port Authority NY/NJ, 147th Series[7]	4.750	10/15/2028	10,417,949
17,790,000	Port Authority NY/NJ, 147th Series[7]	5.000	10/15/2027	15,108,862
20,000,000	Port Authority NY/NJ, 147th Series[7]	5.000	10/15/2032	15,948,920
82,000,000	Port Authority NY/NJ, 151st Series[7]	5.750	03/15/2035	73,076,224
5,000,000	Port Authority NY/NJ, 151st Series[9]	6.000	09/15/2028	4,798,850
101,940,000	Port Authority NY/NJ, 152nd Series[7]	5.250	11/01/2035	83,960,842
13,715,000	Port Authority NY/NJ, 152nd Series[7]	5.250	05/01/2038	11,206,161
22,500,000	Port Authority NY/NJ, 152nd Series[7]	5.750	11/01/2030	20,544,300
50,660,000	Port Authority NY/NJ, 37th Series[7]	5.250	07/15/2034	41,941,161
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000	08/01/2032	2,540,027
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,990,000	Putnam County, NY IDA (Brewster Plastics)[1]	8.500%		12/01/2016	$1,676,515
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,234,005
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	4,512,535
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	5,039,847
1,685,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.250		09/01/2038	1,402,695
2,055,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.250		09/01/2038	1,710,705
2,470,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	2,044,345
3,020,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	2,499,563
17,815,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	6.900		06/01/2024	17,152,638
1,465,000	Riverhead, NY IDA (Michael Reilly Design)[1]	8.875		08/01/2021	1,167,620
10,195,000	Rochester, NY Hsg. Authority (Andrews Terrace Apartments)[1]	4.800		12/20/2048	7,217,856
6,790,000	Rochester, NY Museum & Science Center[1]	6.125		12/01/2015	5,683,570
1,195,000	Rockland County, NY IDA (Crystal Run Village/ Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900		07/01/2021	838,424
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	6,513,680
10,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	6,965,954
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[4]	08/15/2045	584,100
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[4]	08/15/2060	1,317,060
20,000	Sanford Town, NY GO1	5.250		04/15/2015	20,780
20,000	Sanford Town, NY GO1	5.250		04/15/2016	20,731
25,000	Sanford Town, NY GO1	5.250		04/15/2017	25,734
25,000	Sanford Town, NY GO1	5.250		04/15/2018	25,378
25,000	Sanford Town, NY GO1	5.250		04/15/2019	25,135
25,000	Sanford Town, NY GO1	5.250		04/15/2020	24,861
30,000	Sanford Town, NY GO1	5.250		04/15/2021	29,386
30,000	Sanford Town, NY GO1	5.250		04/15/2022	29,102
30,000	Sanford Town, NY GO1	5.250		04/15/2023	28,749
30,000	Sanford Town, NY GO1	5.250		04/15/2024	28,360
35,000	Sanford Town, NY GO1	5.250		04/15/2025	32,835
35,000	Sanford Town, NY GO1	5.250		04/15/2026	32,696
40,000	Sanford Town, NY GO1	5.250		04/15/2027	37,140
40,000	Sanford Town, NY GO1	5.250		04/15/2028	36,561
40,000	Sanford Town, NY GO1	5.250		04/15/2029	36,112
45,000	Sanford Town, NY GO1	5.250		04/15/2030	40,028
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$45,000	Sanford Town, NY GO1	5.250%	04/15/2031	$39,622
50,000	Sanford Town, NY GO1	5.250	04/15/2032	43,826
50,000	Sanford Town, NY GO1	5.250	04/15/2033	43,509
55,000	Sanford Town, NY GO1	5.250	04/15/2034	47,650
60,000	Sanford Town, NY GO1	5.250	04/15/2035	51,610
60,000	Sanford Town, NY GO1	5.250	04/15/2036	51,213
3,000,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.125	12/01/2033	2,068,320
68,000	Schroon Lake, NY Fire District[3]	7.250	03/01/2009	59,365
175,000	Scotia, NY Hsg. Authority (Holyrood House)[1]	7.000	06/01/2009	175,406
2,650,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	1,644,723
40,000,000	Seneca County, NY IDA Solid Waste (Seneca Meadows)[1]	6.625	10/01/2035	33,544,400
30,000	SONYMA, Series 106[1]	5.250	04/01/2034	24,026
22,855,000	SONYMA, Series 106[7]	5.250	04/01/2037	18,314,697
30,225,000	SONYMA, Series 109[7]	4.950	10/01/2034	22,919,497
5,500,000	SONYMA, Series 130[1]	4.650	04/01/2027	4,282,355
5,920,000	SONYMA, Series 130[1]	4.800	10/01/2037	4,356,469
14,865,000	SONYMA, Series 133[7]	5.050	10/01/2026	12,476,717
23,500,000	SONYMA, Series 137[7]	4.700	10/01/2031	17,282,194
23,290,000	SONYMA, Series 140[7]	4.750	10/01/2039	16,518,940
2,000,000	SONYMA, Series 143[1]	4.850	10/01/2027	1,603,340
2,375,000	SONYMA, Series 143[1]	4.875	10/01/2030	1,843,784
11,745,000	SONYMA, Series 143[7]	4.900	10/01/2037	8,745,946
2,700,000	SONYMA, Series 145[1]	5.050	10/01/2029	2,178,360
5,045,000	SONYMA, Series 145[1]	5.125	10/01/2037	3,884,095
5,000,000	SONYMA, Series 148[1]	5.150	10/01/2027	4,200,050
6,370,000	SONYMA, Series 148[1]	5.200	10/01/2032	5,138,488
820,000	SONYMA, Series 152[1]	5.375	04/01/2023	747,036
2,475,000	SONYMA, Series 29[1]	5.450	04/01/2031	2,099,345
6,960,000	SONYMA, Series 35[1]	4.800	10/01/2030	5,325,444
25,000	SONYMA, Series 67[1]	5.700	10/01/2017	25,042
3,535,000	SONYMA, Series 69[1]	5.400	10/01/2019	3,393,529
29,090,000	SONYMA, Series 71[7]	5.400	04/01/2029	24,923,375
30,000	SONYMA, Series 71[1]	5.400	04/01/2029	25,649
30,000	SONYMA, Series 73[1]	5.250	10/01/2017	29,468
330,000	SONYMA, Series 73[1]	5.300	10/01/2028	281,054
23,875,000	SONYMA, Series 73-A7	5.300	10/01/2028	20,372,327
305,000	SONYMA, Series 77[1]	5.150	04/01/2029	250,503
10,175,000	SONYMA, Series 79[7]	5.300	04/01/2029	8,594,561
440,000	SONYMA, Series 82[1]	5.650	04/01/2030	401,861
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,805,000	SONYMA, Series 97[1]	5.500%	04/01/2031	$4,103,086
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250	12/01/2029	3,111,165
1,070,000	Suffolk County, NY IDA (ACLD)[1]	6.000	12/01/2019	838,377
460,000	Suffolk County, NY IDA (ALIA-ACDS)[1]	7.125	06/01/2017	396,193
2,200,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950	10/01/2021	1,618,980
250,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.375	06/01/2014	217,303
820,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.500	03/01/2018	678,706
600,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	7.500	09/01/2015	545,364
210,000	Suffolk County, NY IDA (ALIA-ADD)[1]	6.950	12/01/2014	187,994
415,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.125	06/01/2017	356,136
290,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.500	09/01/2015	263,593
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500	11/01/2037	562,305
1,300,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	5.950	11/01/2022	941,915
3,100,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950	10/01/2021	2,281,290
965,000	Suffolk County, NY IDA (ALIA-DDI)[1]	6.375	06/01/2014	838,788
100,000	Suffolk County, NY IDA (ALIA-DDI)[1]	7.500	09/01/2015	90,894
830,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950	10/01/2021	610,797
555,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.375	06/01/2014	482,412
1,280,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.950	12/01/2014	1,145,869
3,290,000	Suffolk County, NY IDA (ALIA-FREE)[1]	7.125	06/01/2017	2,823,346
600,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	10/01/2021	441,540
755,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	547,035
380,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000	10/01/2031	252,563
445,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.375	06/01/2014	386,798
435,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.950	12/01/2014	389,416
965,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.125	06/01/2017	828,124
1,945,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.250	12/01/2033	1,414,657
190,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.500	09/01/2015	172,699
2,000,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	5.950	11/01/2022	1,449,100
260,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	6.375	06/01/2014	225,995
520,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	6.950	12/01/2014	465,509
190,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	7.500	09/01/2015	172,699
435,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.375	06/01/2014	378,106
1,195,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.950	12/01/2014	1,069,776
1,180,000	Suffolk County, NY IDA (ALIA-MCH)[1]	7.125	06/01/2017	1,012,629
805,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	583,263
665,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	7.500	09/01/2015	604,445
320,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)[1]	8.375	06/01/2016	286,922
485,000	Suffolk County, NY IDA (ALIA-SMCFS)[1]	7.500	09/01/2015	440,836
565,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)[1]	7.500	09/01/2015	513,551
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$2,000,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950%	10/01/2021	$1,471,800
185,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.375	06/01/2014	160,804
760,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.950	12/01/2014	680,360
670,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.000	06/01/2016	583,483
390,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.500	09/01/2015	354,487
3,530,000	Suffolk County, NY IDA (ALIA-UVBH)[1]	6.500	11/01/2037	2,349,039
800,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	579,640
270,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	6.950	12/01/2014	241,707
735,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.125	06/01/2017	630,748
465,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.500	09/01/2015	422,657
700,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	537,355
210,000	Suffolk County, NY IDA (DDI)[1]	6.000	12/01/2019	164,541
605,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	464,428
615,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	469,922
185,000	Suffolk County, NY IDA (DDI)[1]	6.250	03/01/2009	184,057
5,025,000	Suffolk County, NY IDA (DDI)[1]	7.250	03/01/2024	4,048,793
8,520,000	Suffolk County, NY IDA (DDI)[1]	8.750	03/01/2023	8,000,962
5,000,000	Suffolk County, NY IDA (Dowling College)[1]	5.000	06/01/2036	2,573,600
2,980,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	2,367,699
3,000,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.375	01/01/2027	1,849,260
2,745,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.500	01/01/2037	1,535,553
1,535,000	Suffolk County, NY IDA (Family Residences)[1]	6.000	12/01/2019	1,202,719
1,345,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2027	1,234,118
830,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2034	719,004
85,000	Suffolk County, NY IDA (Federation of Organizations)[1]	7.625	04/01/2010	83,943
2,195,000	Suffolk County, NY IDA (Federation of Organizations)[1]	8.125	04/01/2030	1,699,062
2,600,000	Suffolk County, NY IDA (Gurwin Jewish-Phase II)[1]	6.700	05/01/2039	1,726,738
3,860,000	Suffolk County, NY IDA (Huntington First Aid Squad)[1]	6.650	11/01/2017	3,186,777
240,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	12/01/2019	188,047
1,220,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	936,533
3,275,000	Suffolk County, NY IDA (Innovative Realty I)[1]	6.000	11/01/2037	2,085,422
8,600,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	5,351,522
32,720,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250	06/01/2027	23,564,944
4,065,000	Suffolk County, NY IDA (L.I. Network Community Services)[1]	7.550	02/01/2034	3,025,417
8,000,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)[1]	6.375	01/01/2039	4,882,640
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750%		11/01/2036	$1,261,244
635,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750		11/01/2036	429,431
2,760,000	Suffolk County, NY IDA (New Interdisciplinary School)[1]	6.750		12/01/2019	2,204,550
7,515,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.300		01/01/2013	6,480,109
18,925,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500		01/01/2023	13,025,131
950,000	Suffolk County, NY IDA (Peconic Landing Retirement Home)[1]	8.000		10/01/2020	874,998
2,850,000	Suffolk County, NY IDA (Peconic Landing Retirement Home)[1]	8.000		10/01/2030	2,289,633
4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	7.200		02/01/2035	3,505,152
100,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	7.625		04/01/2010	98,270
2,545,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	8.125		04/01/2030	2,096,647
930,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)[1]	5.250		07/01/2022	658,570
105,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)[1]	7.000		04/01/2010	102,925
2,595,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)[1]	8.000		04/01/2030	2,100,367
520,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	399,178
1,905,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000		12/01/2019	1,492,625
3,305,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	7.875		09/01/2041	2,410,072
915,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	702,400
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[5]	06/01/2044	68,698,412
12,840,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	9,150,811
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	21,319,523
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[4]	06/01/2048	4,142,361
3,857,000	Sullivan County, NY Community College COP[3]	5.750		08/15/2025	2,548,821
3,650,000	Sullivan County, NY IDA (Center for Discovery)[1]	5.625		06/01/2013	3,241,310
14,115,000	Sullivan County, NY IDA (Center for Discovery)[1]	5.875		07/01/2022	9,681,620
6,000,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.000		06/01/2019	4,754,700
13,840,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.000		07/01/2037	8,277,427
4,700,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.500		06/01/2025	3,531,768
4,590,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.950		02/01/2035	3,247,058
1,585,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.250		02/01/2012	1,494,829
9,965,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.750		02/01/2027	8,260,188
8,150,000	Sullivan County, NY IDA (SCCC Dorm Corp. Civic Facility)[1]	7.250		06/01/2027	5,909,402
6,995,000	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)[1]	8.500		11/01/2031	5,251,496
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,420,000	Syracuse, NY Hsg. Authority (Pavilion on James)[1]	7.500%		11/01/2042	$1,755,589
2,115,000	Syracuse, NY IDA (Anoplate Corp.)[1]	8.000		11/01/2022	1,913,567
168,000,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	120,193,920
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)[1]	5.375		01/01/2023	648,670
12,130,000	Syracuse, NY IDA (James Square)[1]	7.197	[4]	08/01/2025	3,938,854
725,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2021	624,218
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2031	1,558,041
75,000	Taconic Hills, NY Central School District at Craryville[1]	5.000		06/15/2026	70,106
55,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800		02/01/2028	59,044
1,655,000	Ulster County, NY IDA (Brooklyn Bottling)[1]	8.600		06/30/2022	1,402,530
1,080,000	Ulster County, NY IDA (Kingston Hospital)[1]	5.650		11/15/2024	1,060,841
1,465,000	Ulster County, NY IDA (Mid-Hudson Family Health Services)[1]	5.350		07/01/2023	1,471,798
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	180,658
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	0.000	[5]	06/01/2040	2,385,850
3,080,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	2,227,333
2,175,000	Ulster County, NY Tobacco Asset Securitization Corp.[1,3]	6.250		06/01/2025	1,830,828
3,550,000	Utica, NY IDA (Utica College Civic Facility)[1]	6.850		12/01/2031	2,750,540
2,310,000	Wayne County, NY IDA (ARC)[1]	8.375		03/01/2018	2,220,280
20,000	Westchester County, NY GO1	5.375		12/15/2014	20,061
4,300,000	Westchester County, NY Healthcare Corp., Series A1	5.875		11/01/2025	3,400,354
1,870,000	Westchester County, NY IDA (Beth Abraham Hospital)[1]	8.375		12/01/2025	1,667,068
90,000	Westchester County, NY IDA (Children’s Village)[1]	5.375		03/15/2019	69,937
3,940,000	Westchester County, NY IDA (Children’s Village)[1]	6.000		06/01/2022	2,965,559
1,215,000	Westchester County, NY IDA (Clearview School)[1]	7.250		01/01/2035	886,245
3,805,000	Westchester County, NY IDA (Field Home)[1]	6.000		08/15/2017	3,104,309
3,335,000	Westchester County, NY IDA (Field Home)[1]	6.500		08/15/2022	2,540,903
1,300,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	993,720
1,560,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	1,478,162
3,325,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000		01/01/2028	2,367,899
755,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.125		01/01/2018	680,565
1,510,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750		06/01/2029	1,292,590
1,000,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500		11/01/2013	916,690
1,710,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500		11/01/2033	1,132,259
160,000	Westchester County, NY IDA (Westchester Airport Assoc.)[1]	5.950		08/01/2024	143,157
130,000	Westchester County, NY IDA (Westchester Resco Company)[1]	5.500		07/01/2009	129,180
2,590,000	Westchester County, NY IDA (Winward School)[1]	5.250		10/01/2031	1,927,737
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$4,475,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000%		06/01/2026	$3,086,094
59,900,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2038	37,312,908
52,770,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	32,057,247
4,415,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625		11/01/2019	3,514,296
1,590,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500		11/01/2030	1,042,213
730,000	Yonkers, NY IDA (Sacred Heart Assoc.)[1]	4.800		10/01/2026	599,812
2,355,000	Yonkers, NY IDA (Sacred Heart Assoc.)[1]	5.000		10/01/2037	1,820,109
2,515,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	7.125		07/01/2031	1,835,422
1,965,000	Yonkers, NY IDA (St. Joseph’s Hospital)[1]	8.500		12/30/2013	1,868,322
2,960,000	Yonkers, NY IDA (Westchester School)[1]	8.750		12/30/2023	2,492,113
800,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2018	675,448
1,215,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2024	901,992

					6,326,122,054

Other States—0.0%
345,000	York County, SC Pollution Control (Bowater)	7.400		01/01/2010	138,000
U.S. Possessions—36.5%
2,995,000	Guam EDA (Harmon Village Apartments)[3,8,11]	9.375		11/01/2018	—
1,000,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	881,910
505,000	Guam GO1	5.250		11/15/2037	304,944
4,750,000	Guam Government Waterworks Authority and Wastewater System[1]	5.875		07/01/2035	3,158,608
500,000	Guam Government Waterworks Authority and Wastewater System[1]	6.000		07/01/2025	366,525
300,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	265,077
290,000	Guam Power Authority, Series A1	5.250		10/01/2023	203,191
20,000,000	Guam Power Authority, Series A1	5.250		10/01/2034	12,005,400
35,300,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	20,223,017
9,765,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	6,026,821
17,750,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	13,267,238
49,000,000	Puerto Rico Aqueduct & Sewer Authority[7]	5.125		07/01/2047	37,955,400
55,650,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[5]	07/01/2024	38,899,907
88,365,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	72,974,468
122,070,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	98,005,120
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,014,300
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	37,934,169
268,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.617	[4]	05/15/2050	2,956,185
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[4]	05/15/2055	4,172,000
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	15,769,062
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[4]%	05/15/2057	$12,685,008
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	17,191
26,015,000	Puerto Rico Commonwealth GO1	5.000		07/01/2027	19,500,844
10,625,000	Puerto Rico Commonwealth GO1	5.000		07/01/2029	7,839,550
10,400,000	Puerto Rico Commonwealth GO1	5.000		07/01/2031	7,550,296
16,850,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	12,084,989
12,230,000	Puerto Rico Commonwealth GO1	5.000		07/01/2034	8,702,257
27,240,000	Puerto Rico Commonwealth GO1	5.000		07/01/2035	19,306,895
7,480,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	5,530,862
17,180,000	Puerto Rico Commonwealth GO1	5.250		07/01/2025	13,528,047
12,395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	9,671,323
4,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	3,121,040
5,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2027	3,871,750
2,920,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	2,215,024
14,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	10,916,470
10,230,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	7,566,210
43,385,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	31,767,365
5,000,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	3,794,000
7,850,000	Puerto Rico Commonwealth GO1	5.500		07/01/2029	6,198,753
79,300,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	61,470,188
18,985,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	15,952,146
13,350,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2027	10,384,431
4,000,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	3,013,320
68,075,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	50,044,656
60,000,000	Puerto Rico Electric Power Authority, Series UU7	3.121	[6]	07/01/2029	31,200,000
106,500,000	Puerto Rico Electric Power Authority, Series UU7	3.280	[6]	07/01/2025	50,054,778
209,100,000	Puerto Rico Electric Power Authority, Series UU7	3.301	[6]	07/01/2031	98,276,564
5,000,000	Puerto Rico Electric Power Authority, Series VV1	5.250		07/01/2029	3,963,450
30,000,000	Puerto Rico Electric Power Authority, Series VV1	5.250		07/01/2030	22,757,100
13,000,000	Puerto Rico Electric Power Authority, Series WW1	5.250		07/01/2033	9,684,220
75,090,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	59,560,637
1,300,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125		12/01/2027	1,225,562
55,000	Puerto Rico HFC[1]	5.100		12/01/2018	54,174
9,515,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	7,074,498
4,845,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	3,675,272
4,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2029	3,158,600
270,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	238,189
11,585,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2033	8,308,878
28,565,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	19,495,041
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$10,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000%		07/01/2025	$7,640,200
14,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2026	11,134,603
8,500,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	6,371,600
3,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	2,302,643
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2023	2,090,166
17,205,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2030	13,051,197
6,795,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2041	4,855,231
94,120,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	63,468,881
125,620,000	Puerto Rico Highway & Transportation Authority, Series N3	3.131	[6]	07/01/2041	45,223,200
74,940,000	Puerto Rico Highway & Transportation Authority, Series N3	3.131	[6]	07/01/2045	26,978,400
21,080,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	15,765,100
53,445,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	38,521,018
3,650,000	Puerto Rico Infrastructure[1]	5.000		07/01/2025	2,788,673
24,755,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	17,971,882
6,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,218,660
34,490,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	24,250,264
202,145,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	138,402,617
147,520,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	99,478,637
15,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	11,986,350
2,750,000	Puerto Rico Infrastructure[1]	5.500		07/01/2028	2,184,050
16,955,000	Puerto Rico Infrastructure	5.650	[4]	07/01/2029	4,008,501
65,725,000	Puerto Rico Infrastructure	5.730	[4]	07/01/2045	4,713,797
25,000,000	Puerto Rico Infrastructure	5.800	[4]	07/01/2032	4,648,000
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	3,510,298
1,080,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	847,195
1,575,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	1,167,847
5,750,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	3,645,385
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	3,946,054
38,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	30,948,720
2,550,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	5.625		07/01/2017	1,887,102
985,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	5.625		07/01/2027	604,514
| ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$8,770,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500%		07/01/2018	$7,004,511
12,380,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2026	8,573,026
170,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.400		05/01/2009	167,948
2,450,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.600		05/01/2014	2,163,938
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	3,749,288
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	4,020,450
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2021	393,555
8,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	5,406,720
5,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	3,979,750
4,990,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	3,926,232
4,975,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	2,201,686
6,395,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	2,829,660
1,940,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2026	1,466,970
90,855,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	64,167,252
7,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	5,273,325
23,585,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	18,013,044
102,185,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	76,121,694
120,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	91,056
3,600,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2034	3,039,264
1,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2021	1,406,100
7,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	6,689,025
120,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	3.069	[6]	08/01/2057	60,600,000
445,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250		08/01/2057	356,774
276,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.250		08/01/2057	221,311,925
643,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.401	[4]	08/01/2054	23,649,538
221,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.939	[4]	08/01/2056	7,088,728
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[4]	08/01/2042	2,981,700
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[4]	08/01/2043	7,408,000
4,525,000	University of Puerto Rico[1]	5.000		06/01/2026	3,423,977
5,280,000	University of Puerto Rico, Series P1	5.000		06/01/2030	3,868,128
24,375,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	17,857,125
65,780,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	46,470,939
9,230,000	University of V.I. , Series A1	5.375		06/01/2034	6,213,451
2,040,000	University of V.I. , Series A1	6.250		12/01/2029	1,452,704
1,250,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	905,275
25,000	V.I. HFA, Series A1	6.450		03/01/2016	25,010
18,720,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	13,260,686
550,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2033	382,437
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$27,733,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500%		07/01/2021	$20,471,669
11,700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	7,914,231
8,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	5,554,880
750,000	V.I. Public Finance Authority, Series A1	5.250		10/01/2024	563,475
1,000,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	881,920
16,220,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	12,982,488
7,500,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	5,844,900
50,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	38,966
3,830,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	3,105,556
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[4]	05/15/2035	701,520
2,500,000	V.I. Water & Power Authority[1]	5.500		07/01/2017	2,248,700

					2,311,702,901

Total Investments, at Value (Cost $11,975,200,298)—136.2%					8,637,962,955
Liabilities in Excess of Other Assets—(36.2)					(2,293,898,890)

Net Assets—100.0%					$6,344,064,065

Industry classifications are unaudited.

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Subject to a deferred-interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $230,661,992, which represents 3.64% of the Fund’s net assets. See Note 5 of accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

8.	Issue is in default. See Note 1 of accompanying Notes.

9.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

10.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.

11.	Non-income producing security.
| ROCHESTER FUND MUNICIPALS

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	8,637,962,955	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$8,637,962,955	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
| ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Portfolio Abbreviations December 31, 2008
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CCRC	Continuing Care Retirement Community
CFGA	Child and Family Guidance Assoc.
CHSLI	Catholic Health Services of Long Island
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
HJDOI	Hospital for Joint Diseases Orthopedic Institute
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCC	Jewish Community Center
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LIHIA	Long Island Head Injury Assoc.
LILCO	Long Island Lighting Corp.
LIMC	Long Island Medical Center
LVH	Little Village House
MCH	Maryhaven Center of Hope
MMC	Mercy Medical Center
MSH/NYU	Mount Sinai Hospital/New York University
MTA	Metropolitan Transportation Authority
NSLIJHS	North Shore Long Island Jewish Health System
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
ROLs	Residual Option Longs
Res Rec	Resource Recovery Facility
SCCC	Sullivan County Community College
SCHRC	St. Charles Hospital and Rehabilitation Center
SCSB	Schuyler Community Services Board
SCSMC	St. Catherine of Sienna Medical Center
SFH	St. Francis Hospital
SLCD	School for Language and Communication Devel.
SMCFS	St. Mary’s Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
SV	Sienna Village
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UBF	University of Buffalo Foundation
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Devel. Corp.
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value (cost $11,975,200,298)—see accompanying statement of investments	$8,637,962,955
Cash	18,210,507
Receivables and other assets:
Interest	171,382,917
Investments sold	14,691,536
Shares of beneficial interest sold	12,333,172
Other	16,840,610

Total assets	8,871,421,697

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,603,360,000
Payable on borrowings (See Note 6)	867,100,000
Shares of beneficial interest redeemed	30,525,854
Investments purchased on a when-issued or delayed delivery basis	17,268,729
Distribution and service plan fees	3,025,124
Interest expense on borrowings	2,218,064
Trustees’ compensation	1,767,170
Transfer and shareholder servicing agent fees	324,805
Shareholder communications	204,627
Dividends	1,588
Other	1,561,671

Total liabilities	2,527,357,632

Net Assets	$6,344,064,065

Composition of Net Assets
Paid-in capital	$10,326,855,199
Accumulated net investment income	46,832,192
Accumulated net realized loss on investments	(692,385,983)
Net unrealized depreciation on investments	(3,337,237,343)

Net Assets	$6,344,064,065

| ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,158,268,609 and 447,067,666 shares of beneficial interest outstanding)	$11.54
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.12

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $236,931,885 and 20,554,217 shares of beneficial interest outstanding)	$11.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $904,493,053 and 78,515,400 shares of beneficial interest outstanding)	$11.52

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $44,370,518 and 3,846,232 shares of beneficial interest outstanding)	$11.54
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Interest	$719,735,168
Other income	3,685

Total investment income	719,738,853

Expenses
Management fees	43,575,461
Distribution and service plan fees:
Class A	11,667,412
Class B	4,240,854
Class C	13,505,727
Transfer and shareholder servicing agent fees:
Class A	2,409,565
Class B	346,553
Class C	692,810
Class Y	23,526
Shareholder communications:
Class A	439,138
Class B	63,106
Class C	121,807
Class Y	4,505
Interest expense and fees on short-term floating rate notes issued (See Note 1)	65,075,706
Interest expense on borrowings	10,914,086
Borrowing fees	9,943,582
Accounting service fees	2,863,377
Trustees’ compensation	744,204
Custodian fees and expenses	208,352
Other	1,140,648

Total expenses	167,980,419
Less reduction to custodian expenses	(29,149)

Net expenses	167,951,270

Net Investment Income	551,787,583

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(594,252,431)
Increase from payment by affiliate	17,842

Net realized loss	(594,234,589)
Net change in unrealized depreciation on investments	(3,118,793,146)

Net Decrease in Net Assets Resulting from Operations	$(3,161,240,152)

See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$551,787,583	$500,548,090
Net realized gain (loss)	(594,234,589)	5,857,579
Net change in unrealized depreciation	(3,118,793,146)	(713,428,516)

Net decrease in net assets resulting from operations	(3,161,240,152)	(207,022,847)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(427,487,508)	(403,388,408)
Class B	(19,605,070)	(28,650,176)
Class C	(63,394,535)	(56,889,880)
Class Y	(3,464,039)	(2,106,962)

	(513,951,152)	(491,035,426)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(399,337,703)	1,115,177,970
Class B	(206,427,989)	(270,521,381)
Class C	(90,900,546)	356,020,349
Class Y	13,872,271	36,884,183

	(682,793,967)	1,237,561,121

Net Assets
Total increase (decrease)	(4,357,985,271)	539,502,848
Beginning of period	10,702,049,336	10,162,546,488

End of period (including accumulated net investment income of $46,832,192 and $8,995,761, respectively)	$6,344,064,065	$10,702,049,336

See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,161,240,152)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,449,657,102)
Proceeds from disposition of investment securities	2,859,146,254
Short-term investment securities, net	105,849,545
Premium amortization	13,251,190
Discount accretion	(57,701,241)
Net realized loss on investments	594,234,589
Net change in unrealized depreciation on investments	3,118,793,146
Decrease in interest receivable	297,205
Decrease in receivable for securities sold	24,979,431
Increase in other assets	(16,680,936)
Decrease in payable for securities purchased	(75,240,662)
Increase in payable for accrued expenses	2,308,704

Net cash provided by operating activities	958,339,971

Cash Flows from Financing Activities
Proceeds from bank borrowings	3,226,500,000
Payments on bank borrowings	(2,391,500,000)
Payments on short-term floating rate notes issued	(591,834,210)
Proceeds from shares sold	1,820,327,570
Payments on shares redeemed	(2,835,392,108)
Cash distributions paid	(169,970,702)

Net cash used in financing activities	(941,869,450)
Net increase in cash	16,470,521
Cash, beginning balance	1,739,986

Cash, ending balance	$18,210,507

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $343,983,201.
Cash paid for interest on bank borrowings—$9,022,198.
Cash paid for interest on short-term floating rate notes issued—$65,075,706.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.62

Income (loss) from investment operations:
Net investment income[1]	.94	.88	.93	.99	1.07
Net realized and unrealized gain (loss)	(6.19)	(1.17)	.55	.53	.16

Total from investment operations	(5.25)	(.29)	1.48	1.52	1.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.88)	(.86)	(.94)	(1.00)	(1.09)

Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.84)%	(1.59)%	8.33%	8.76%	7.25%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,158	$8,541	$7,979	$5,937	$4,699

Average net assets (in millions)	$7,688	$8,598	$6,836	$5,327	$4,387

Ratios to average net assets:[3]
Net investment income	5.96%	4.78%	5.05%	5.44%	6.09%
Expenses excluding interest and fees on short-term floating rate notes issued	0.92%	0.72%	0.72%	0.73%	0.72%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	1.60%	1.43%	1.34%	1.19%	0.98%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

Class B Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.66	$18.80	$18.26	$17.75	$17.60

Income (loss) from investment operations:
Net investment income[1]	.80	.72	.78	.83	.91
Net realized and unrealized gain (loss)	(6.19)	(1.16)	.54	.52	.18

Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)

Net asset value, end of period	$11.53	$17.66	$18.80	$18.26	$17.75

Total Return, at Net Asset Value[2]	(31.50)%	(2.41)%	7.39%	7.77%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$237	$591	$906	$955	$1,073

Average net assets (in millions)	$424	$745	$925	$1,006	$1,130

Ratios to average net assets:[3]
Net investment income	4.99%	3.88%	4.20%	4.60%	5.23%
Expenses excluding interest and fees on short-term floating rate notes issued	1.80%	1.62%	1.60%	1.60%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	2.48%	2.33%	2.22%	2.06%	1.85%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.65	$18.79	$18.25	$17.74	$17.59

Income (loss) from investment operations:
Net investment income[1]	.80	.71	.76	.82	.91
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.56	.53	.18

Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)

Net asset value, end of period	$11.52	$17.65	$18.79	$18.25	$17.74

Total Return, at Net Asset Value[2]	(31.49)%	(2.39)%	7.40%	7.78%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$905	$1,514	$1,256	$712	$498

Average net assets (in millions)	$1,350	$1,492	$956	$600	$459

Ratios to average net assets:[3]
Net investment income	5.09%	3.90%	4.15%	4.56%	5.22%
Expenses excluding interest and fees on short-term floating rate notes issued	1.79%	1.59%	1.58%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	2.47%	2.30%	2.20%	2.05%	1.85%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

Class Y Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.61

Income (loss) from investment operations:
Net investment income[1]	.96	.89	.95	1.01	1.10
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.55	.54	.17

Total from investment operations	(5.23)	(.26)	1.50	1.55	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.89)	(.96)	(1.03)	(1.12)

Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.74)%	(1.44)%	8.45%	8.93%	7.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$44	$56	$22	$11	$8

Average net assets (in millions)	$61	$44	$16	$10	$8

Ratios to average net assets:[3]
Net investment income	6.14%	4.91%	5.14%	5.59%	6.27%
Expenses excluding interest and fees on short-term floating rate notes issued	0.79%	0.56%	0.60%	0.58%	0.55%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	1.47%	1.27%	1.22%	1.04%	0.81%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Rochester Fund Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as
| ROCHESTER FUND MUNICIPALS

Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
     As of December 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$17,268,729
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,317,446,664 as of December 31, 2008, which represents 14.85% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse
| ROCHESTER FUND MUNICIPALS

floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At December 31, 2008, municipal bond holdings with a value of $2,162,974,482 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,603,360,000 in short-term floating rate notes issued and outstanding at that date.
At December 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$15,660,000	NY Austin Trust Various States Inverse Certificates	6.943%	12/1/27	$10,752,626
7,700,000	NY Austin Trust Various States Inverse Certificates	6.523	12/1/34	3,972,584
13,640,000	NY Austin Trust Various States Inverse Certificates	12.638	6/1/32	11,357,892
8,935,000	NY Austin Trust Various States Inverse Certificates	12.580	6/1/27	7,999,684
13,765,000	NY Austin Trust Various States Inverse Certificates	8.520	4/1/36	7,845,637
23,955,000	NY Austin Trust Various States Inverse Certificates	8.519	10/1/30	15,212,862
23,960,000	NY Austin Trust Various States Inverse Certificates	7.437	11/1/38	14,582,775
16,400,000	NY Austin Trust Various States Inverse Certificates	10.728	7/1/48	14,334,420
8,030,000	NY Austin Trust Various States Inverse Certificates[3]	7.885	10/1/26	5,641,717
14,335,000	NY Austin Trust Various States Inverse Certificates	6.613	10/1/31	8,117,194
14,440,000	NY Austin Trust Various States Inverse Certificates	6.618	10/1/37	7,668,940
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$7,165,000	NY Austin Trust Various States Inverse Certificates	6.945%	10/1/37	$4,165,946
5,700,000	NY Austin Trust Various States Inverse Certificates	8.122	4/1/29	4,119,561
6,390,000	NY Austin Trust Various States Inverse Certificates	8.302	4/1/29	4,753,841
13,370,000	NY Austin Trust Various States Inverse Certificates	8.124	10/1/28	9,867,327
13,030,000	NY Austin Trust Various States Inverse Certificates	7.924	4/1/34	8,489,697
67,840,000	NY Liberty Devel. Corp. ROLs[3]	4.025	10/1/35	36,812,019
10,905,000	NY Liberty Devel. Corp. ROLs[3]	1.043	10/1/35	5,917,380
10,770,000	NY MTA ROLs[3]	8.384	11/15/30	6,658,553
6,615,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	12.864	1/1/27	6,152,479
12,350,000	NY TSASC, Inc. (TFABs) ROLs[3]	0.000	6/1/42	(13,963,528)
12,330,000	NYC GO DRIVERS	8.990	6/1/33	9,311,986
5,605,000	NYC GO DRIVERS	8.990	12/1/33	4,212,998
5,460,000	NYC GO DRIVERS	8.250	8/1/30	4,405,565
2,430,000	NYC GO DRIVERS	9.170	8/1/35	1,795,478
8,735,000	NYC GO DRIVERS	9.040	4/1/35	6,465,472
5,745,000	NYC GO DRIVERS	9.040	3/1/35	4,254,460
7,540,000	NYC GO ROLs	11.833	11/1/34	4,045,360
4,480,000	NYC GO ROLs[3]	12.248	4/1/30	2,607,942
8,900,000	NYC GO ROLs[3]	14.396	6/1/30	5,922,149
3,490,000	NYC HDC (Multifamily Hsg.) DRIVERS	13.430	11/1/42	2,495,525
4,710,000	NYC HDC (Multifamily Hsg.) ROLs[3]	9.237	11/1/30	3,444,564
17,005,000	NYC Municipal Water Finance Authority DRIVERS	12.120	6/15/39	13,459,458
14,425,000	NYC Municipal Water Finance Authority DRIVERS	15.500	6/15/26	13,697,115
14,950,000	NYC Municipal Water Finance Authority DRIVERS	12.000	6/15/32	13,204,887
3,910,000	NYC Municipal Water Finance Authority DRIVERS	11.610	6/15/32	3,260,236
15,815,000	NYC Municipal Water Finance Authority DRIVERS	11.620	6/15/34	12,893,811
6,005,000	NYC Municipal Water Finance Authority DRIVERS	11.610	6/15/38	4,772,834
6,875,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/31	5,419,150
10,025,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/37	7,321,057
7,875,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/39	5,660,865
4,935,000	NYC Municipal Water Finance Authority ROLs	11.517	6/15/39	3,547,475
4,500,000	NYC Municipal Water Finance Authority ROLs	11.836	6/15/39	3,234,780
10,470,000	NYC Municipal Water Finance Authority ROLs[3]	8.536	6/15/34	8,536,086
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	9.040	7/1/35	6,088,438
45,810,000	NYS DA (St. Lukes Roosevelt Hospital Center) DRIVERS	8.820	8/15/31	29,795,282
5,265,000	NYS DA (Vassar College) DRIVERS	9.040	7/1/46	4,238,641
2,990,000	NYS DA ROLs[3]	0.173	5/1/18	(594,412)
2,830,000	NYS DA ROLs[3]	14.336	7/1/28	1,777,948
4,895,000	Port Authority NY/NJ, 11588th Series ROLs	10.291	10/15/27	2,213,862
| ROCHESTER FUND MUNICIPALS

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,580,000	Port Authority NY/NJ, 11588th Series ROLs	9.498%	10/15/28	$992,949
5,500,000	Port Authority NY/NJ, 11588th Series ROLs	10.296	10/15/32	1,448,920
9,090,000	Port Authority NY/NJ, 11589th Series ROLs	7.551	9/1/29	2,155,784
11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	8.900	11/1/28	9,768,092
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	9.150	11/1/29	8,958,263
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	7.650	12/1/34	6,553,820
24,005,000	Port Authority NY/NJ, 151st Series DRIVERS	13.570	3/15/35	16,169,768
4,570,000	Port Authority NY/NJ, 152nd Series DRIVERS	8.650	5/1/38	2,061,161
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	8.720	11/1/35	12,945,200
26,670,000	Port Authority NY/NJ, 3094th Series DRIVERS	11.750	3/15/39	20,671,650
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	14.340	11/1/30	5,544,300
30,970,000	Port Authority NY/NJ, 3114th Series DRIVERS	8.560	11/1/35	20,045,642
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	13.690	3/15/35	2,246,456
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	8.650	7/15/34	16,611,161
4,750,000	Puerto Rico Aqueduct & Sewer Authority ROLs[3]	11.553	7/1/47	467,400
15,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	7.430	7/1/47	8,238,000
15,000,000	Puerto Rico Electric Power Authority ROLs[3]	4.513	7/1/29	(13,800,000)
134,640,000	Puerto Rico Electric Power Authority ROLs[3]	0.138	7/1/31	(32,628,658)
140,760,000	Puerto Rico Sales Tax Financing Corp. ROLs	1.416	8/1/57	86,071,925
18,135,000	SONYMA ROLs[3]	5.803	10/1/34	10,829,497
8,845,000	SONYMA ROLs[3]	7.330	4/1/29	6,314,534

				$559,614,482

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F32 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $499,498,402.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $293,750, representing less than 0.005% of the Fund’s net assets, were in default.
     The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original coupon interest rates. As of December 31, 2008, securities with an aggregate market value of $1,802,957, representing 0.03% of the Fund’s net assets, were subject to these deferred-interest forbearance agreements. Interest is owed to the Fund under these agreements in the amount of $0.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
| ROCHESTER FUND MUNICIPALS

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$38,998,551	$—	$526,411,064	$3,503,212,259

1.	As of December 31, 2008, the Fund had $526,411,064 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2011	$48,711,816
2012	30,332,900
2016	447,366,348

Total	$526,411,064

2.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended December 31, 2007, the Fund utilized $6,170,077 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$6,566,052	$5,660,531
Exempt-interest dividends	507,385,100	485,374,895

Total	$513,951,152	$491,035,426

| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,537,815,214

Gross unrealized appreciation	$39,022,808
Gross unrealized depreciation	(3,542,235,067)

Net unrealized depreciation	$(3,503,212,259)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended December 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$438,524
Payments Made to Retired Trustees	43,978
Accumulated Liability as of December 31, 2008	1,630,027
In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund’s former investment adviser) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2008 payments of $3,375 were made to retired trustees. As of December 31, 2008, the Fund had recognized an accumulated liability of $0.
     The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the
| ROCHESTER FUND MUNICIPALS

deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	89,008,037	$1,424,853,098	135,832,004	$2,503,436,674
Dividends and/or distributions reinvested	18,235,572	280,237,109	14,424,856	263,968,201
Redeemed	(143,419,427)	(2,104,427,910)	(90,925,472)	(1,652,226,905)

Net increase (decrease)	(36,175,818)	$(399,337,703)	59,331,388	$1,115,177,970

Class B
Sold	2,026,140	$32,616,607	3,621,510	$66,918,572
Dividends and/or distributions reinvested	822,369	12,775,841	1,006,492	18,469,987
Redeemed	(15,778,775)	(251,820,437)	(19,329,357)	(355,909,940)

Net decrease	(12,930,266)	$(206,427,989)	(14,701,355)	$(270,521,381)

Class C
Sold	19,408,899	$308,824,693	35,085,634	$647,826,015
Dividends and/or distributions reinvested	3,145,174	48,232,262	2,373,896	43,366,388
Redeemed	(29,840,156)	(447,957,501)	(18,495,052)	(335,172,054)

Net increase (decrease)	(7,286,083)	$(90,900,546)	18,964,478	$356,020,349

Class Y
Sold	2,460,486	$39,921,521	2,770,788	$50,878,442
Dividends and/or distributions reinvested	180,139	2,737,989	76,362	1,385,375
Redeemed	(1,931,896)	(28,787,239)	(859,044)	(15,379,634)

Net increase	708,729	$13,872,271	1,988,106	$36,884,183

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$2,449,657,102	$2,859,146,254
| ROCHESTER FUND MUNICIPALS

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42
Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2008, the Fund paid $2,863,377 to the Manager for accounting and pricing services.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $3,570,998 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B and Class C shares were $32,957,406 and $29,921,013, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

December 31, 2008	$2,018,153	$1,267,784	$1,241,073	$387,471
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     During the year ended December 31, 2008, the Manager voluntarily reimbursed the Fund $17,842 for certain transactions. The payment increased the Fund’s total returns by less than 0.01%.
| ROCHESTER FUND MUNICIPALS

5. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.1252% as of December 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of December 31, 2008, the Fund had borrowings outstanding at an interest rate of 3.1252%. Details of the borrowings for the year ended December 31, 2008:

Average Daily Loan Balance	$343,151,639
Average Daily Interest Rate	3.282%
Fees Paid	$25,065,112
Interest Paid	$9,022,198
| ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
| ROCHESTER FUND MUNICIPALS

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant's separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

•

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually; and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

•

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually; and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund

and are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Appendix B

Special Considerations Relating to Municipal Obligations in New York and U.S. Territories, Commonwealths and Possessions.

     Because the Fund invests in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund’s investment in New York municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

     Following is a discussion of the special considerations relating to the Fund’s investments in municipal securities issues by New York, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.

          New York

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New York (the “State”) and various local agencies available as of the date of this Statement of Additional Information. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

     As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of New York State (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, including New York City (the “City”), which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State’s Annual Information Statement dated May 12, 2008 and the State’s quarterly Updates to Annual Information Statement dated August 6 and October 30, 2008 and on January 28, 2009, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to March 1, 2009. No representation is made as to the accuracy of this information.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

|X| Factors Affecting Investments in New York State Securities. The State ended its 2007-2008 fiscal year on March 31, 2008 in balance on a cash basis, with a reported closing balance in the General Fund of $2.8 billion. The Governor’s Executive Budget for the 2008-2009 fiscal year projected ending the 2008-2009 fiscal year in balance on a cash basis, with a closing balance in the General Fund of $2.2 billion and projected gaps of $3.3 billion in fiscal year 2009-2010, $5.7 billion in fiscal year 2010-2011 and $6.8 billion in fiscal year 2011-2012, assuming that all of the Governor’s Executive Budget savings proposals were implemented. The State Legislature completed action on the budget for the 2008-2009 fiscal year on April 9, 2008 (the “Enacted Budget”).

The State released its Annual Information Statement on May 12, 2008 (the “Annual Information Statement”) which reflected the State Legislature’s modifications to the Governor’s Executive Budget for the 2008-2009 fiscal year, and revisions to spending estimates in the Enacted Budget through May 1, 2008, the date of the State financial plan. In the Annual Information Statement, the State Division of the Budget noted that the Enacted Budget, similar to the Governor’s Executive Budget, also projected ending the 2008-2009 fiscal year in balance on a cash basis, but that the Enacted Budget projected a closing fund balance in the General Fund of $2.0 billion and projected gaps of approximately $5.0 billion in fiscal year 2009-2010, $7.7 billion in fiscal year 2010-2011 and $8.8 billion in fiscal year 2011-2012.

The State updates the Annual Information Statement quarterly, and has released updates thereto dated August 6, 2008, October 30, 2008 and January 28, 2009 (the “January AIS Update”).

The January AIS Update describes, among other things, the Governor’s Executive Budget for fiscal year 2008-2009, as amended by amendments submitted on January 15, 2009. The State financial plan, as amended, projected a fiscal year 2008-2009 budget shortfall of $1.6 billion, and projected gaps of $13.8 billion in fiscal year 2009-2010, $17.3 billion in fiscal year 2010-2011 and $18.7 billion in fiscal year 2011-2012, for a projected four-year shortfall of $51.4 billion. Assuming that the Governor’s recommendations contained in his deficit reduction plan are successfully implemented and the Governor’s Executive Budget is enacted in its entirety, the State financial plan, as amended, estimates that the State will end fiscal year 2008-2009 and fiscal year 2009-2010 with a General Fund balance of $1.5 billion and $1.2 billion, respectively, and the deficits in fiscal years 2010-2011, 2011-2012 and 2012-2013 would be reduced to $2.0 billion, $4.2 billion and $5.7 billion, respectively. The January AIS Update identifies a number of risks inherent in the implementation of the State financial plan. Such risks include the performance of the national and State economies; the potential cost of certain collective bargaining agreements and salary increases for judges; access to capital markets in light of the disruption in the municipal bond market; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and changes in aid levels.

On February 24, 2009, the State released a Supplement to the January AIS Update (the “Supplement”). The Supplement describes deficit reduction actions approved by the Governor and the State Legislature that are expected to provide savings of $1.6 billion and $800 million in fiscal years 2008-2009 and 2009-2010, respectively. The Supplement also states that, based on the State Division of the Budget’s preliminary analysis of ARRA, New York State and its localities are expected to receive approximately $24.6 billion from the federal government during fiscal years 2008-2009 through 2010-2011. Additionally, the State forecasts a decrease in General Fund tax receipts of $1 billion from the levels forecast in the Governor’s Executive Budget, as amended, and the State Division of the Budget estimates that a delay in budget enactment from March 1, 2009 to April 1, 2009 would result in approximately $250-300 million in potential lost savings in fiscal year 2009-2010. The State Division of the Budget (“DOB”) believes that the developments described above will permit the State to end the current fiscal year in balance without the use of existing reserves.

The New York Economy.

The outlook for State finances has continued to weaken since the budget for the current fiscal year was enacted in April 2008. In the First Quarterly Update to the AIS, DOB significantly lowered its projections for tax receipts to reflect the worsening outlook for the national and State economies, and the anticipated impact on tax collections. A potential gap was identified for the current fiscal year (2008-2009), which DOB expected to eliminate through a 7 percent reduction in State agency operations. At the time, DOB warned that the State’s fiscal outlook could worsen further, noting “the nation’s economic troubles are severe and widespread [and] important financial institutions face a crisis of confidence among investors and the general public.”

In September and October 2008, a series of unprecedented financial sector shocks transformed the economic downturn that began in late 2007 into a global financial crisis. In New York, the crisis was expected to have grave consequences for the State’s financial services sector, one of the principal sources of State tax receipts. In the Second Quarterly AIS Update, after evaluating the still-unfolding crisis, DOB reduced the General Fund receipts forecast by nearly $1.7 billion for the current year and by over $5.8 billion for 2009-2010. In addition, market conditions were expected to disrupt plans to convert GHI/HIP to a for-profit company and to sell certain surplus properties, reducing expected resources by an additional $384 million in the current year. As a result of these and other revisions, a combined General Fund and HCRA budget gap of $1.5 billion was projected for the current year, growing to $12.5 billion in 2009-2010. The combined General Fund and HCRA four-year gap totaled $47 billion, an increase of $21 billion from the First Quarterly Update to the AIS. At the Governor’s request, the Legislature convened a special session on November 18, 2008 to consider options to close the current-year gap, but ultimately took no action.

Economic Discussion

U.S. Forecast Discussion

Since the end of October 2008, evidence has mounted that the U.S. recession that began in December 2007 has deepened and the advance toward global recession has accelerated. The deleveraging process in the housing and credit markets has destroyed trillions of dollars of wealth, resulting in what may become the most severe economic contraction since the early 1980s and possibly the Great Depression. In spite of a massive government effort to restore the domestic banking system, and similar efforts around the world, the global economy’s downward momentum continues unabated.

Real U.S. GDP is projected to decline for four consecutive quarters starting with the third quarter of calendar year 2008. For estimating purposes, it is assumed that a stimulus package will be approved at the Federal level at $800 billion for two years. DOB projects the U.S. economy to contract by 1.4 percent in 2009, following growth of 1.2 percent in 2008.

The housing market has still failed to find a bottom, with housing falling to unprecedented postwar lows and home prices continuing to fall. Declining employment and wealth, combined with unfavorable credit market conditions, continue to put downward pressure on household spending. On the positive side, the recent decline in energy prices has increased the purchasing power of household incomes, while at the same time reducing inflation expectations and increasing the Federal Reserve’s policy options. But this favorable trend is expected only to cushion the impact of a falling labor market and a slow-recovering financial system. Consequently, real consumption is projected to decline

With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. DOB projects that wages will actually fall in both the fourth quarter of 2008 and the first quarter of 2009, owing in part to weak bonus performance anticipated nationwide for these quarters. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projects inflation as measured by growth in the Consumer Price Index of 0.1 percent for 2009, following 3.9 percent for 2008.

New York Forecast Discussion

With the financial markets at the center of the economic downturn, the New York State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. Layoffs from the State's financial services sector are now expected to total approximately 60,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of September 11th.

But the current downturn in the State economy is expected to extend far beyond Wall Street. A broad-based State recession is now projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State's real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. State employment is now expected to fall 1.9 percent for 2009, with private sector jobs projected to fall 2.2 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 4.1 percent for 2009, largely driven by a decline of 48 percent in bonus payments of the finance and insurance industry, following an estimated increase of 1.1 percent for 2008. Declines in both the wage and non-wage components of income will result in a decline in total personal income of 1.6 percent for 2009, following 2.3 percent growth for 2008.

■     Ratings of the State’s Securities. As of the date of this SAI, S&P had rated the State’s general obligation bonds “AA,” Moody’s had rated those bonds “Aa3” and Fitch had rated those bonds “AA-”.

Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Fund invests.

■     Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 2008-2009 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-2009 Financial Plan. The State has reported its belief that the 2008-2009 Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-2009 fiscal year. These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There could be no assurance given, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-2009 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-2009 Financial Plan.

In addition, the State is party to other claims and litigation that either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined are not material. Although the amounts of potential losses, if any, were not presently determinable, it was the State’s opinion that its ultimate liability in these cases was not expected to have a material adverse effect on the State’s financial position in the 2008-2009 fiscal year or thereafter.

■     Factors Affecting Investments in New York City Municipal Securities. The City has a diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

The City is a major seaport and focal point for international business. Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations. Numerous foreign-owned companies in the United States are also headquartered in the City. These firms, which have increased in number substantially over the past decade, are found in all sectors of the City’s economy, but are concentrated in trade, professional and business services, tourism and finance. The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City. A large diplomatic community exists in the City to staff the missions to the United Nations and the foreign consulates. No single assessed property in the City accounts for more than .5% of the City’s real property tax revenue.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s. The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001. The economic slowdown that began in 2001 as a result of the September 11 terrorist attack, a national economic recession, and a downturn in the securities industry came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery. The City’s financial plan assumed that a decrease in economic activity began in the second half of calendar year 2007 will persist through the beginning of 2010.

For each of the 1981 through 2007 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”) after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2008 through 2011 fiscal years submitted to the Control Board in June 2007 (the “June Financial Plan,” Modification No. 08-1 to the June Financial Plan and the financial plan for the 2008 through 2011 fiscal years submitted to the Control Board on June 20, 2007 (as so modified, the “2008-2011 Financial Plan,” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (“Water Authority”), which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

|X|     Ratings of the City’s Bonds. As of the date of this SAI, Moody’s, S&P and Fitch rated the City’s general obligations bonds Aa3, AA and AA-, respectively. These ratings reflected only the views of Moody’s, S&P and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s bonds.

|X|     Pending Litigation. The City is a defendant in lawsuits pertaining to material matters as well as claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan.

Other U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and NY State and NY City personal income tax.

Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, Virgin Islands or Guam. The following information on risk factors in those jurisdictions is only a summary, based on publicly-available official statements relating to offerings by issuers of these jurisdictions. No representation is made as to the accuracy of this information.

Puerto Rico Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico (“Commonwealth” or “Puerto Rico”). These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth and does not purport to be a complete description of such factors.

 The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

 The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

Recent Developments Relating To The Commonwealth

On November 4, 2008, Luis G. Fortuño was elected as Governor of the Commonwealth of Puerto Rico; and on January 2, 2009 he was sworn into office. Governor Fortuño’s political party, the New Progressive Party, also won a majority in the Senate and House of Representatives, which will provide a single political party control of the Executive and Legislative branches of the Commonwealth.

Fiscal Year 2008 Preliminary Revenues and Expenditures. The budgeted General Fund expenses for fiscal year 2008 were $9.2 billion. Preliminary actual expenditures during fiscal year 2008 were $9.1 billion. Preliminary General Fund revenues for fiscal year 2008 totaled $8.45 billion, which is $418 million less than the Department of the Treasury’s revised estimate for that period of $8.85 billion. This amount includes $4.4 billion in revenues from individual and corporate income taxes, $1.1 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The foregoing difference of $650 million between the preliminary General Fund revenues and preliminary actual expenses for fiscal year 2008 was covered by a recovery of approximately $287 million more in federal funds and delaying payments to vendors (carrying them over into the next fiscal year). The federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007.

Fiscal Year 2009 Projected Revenues and Expenditures. On July 20, 2008, former Governor Anibal Acevedo Vilá signed into law the General Fund budget for fiscal year 2009 of $9.5 billion in expenditures, or approximately $257 million more than budgeted expenditures for fiscal year 2008 of $9.2 billion. The increase in budgeted expenditures over fiscal year 2008 is mainly due to $105 million in increases to University of Puerto Rico, judiciary and municipal increases based on the legislated formulas and salary increases. An additional $41.2 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.5 billion as compared to preliminary net revenues for fiscal year 2008 of $8.45 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.5 billion exceed projected revenues of $8.5 billion by approximately $1 billion. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by former Governor Acevedo Vilá authorizing the Commonwealth (i) to sell and or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables up to the $1 billion limitation.

Preliminary General Fund revenues for fiscal year 2009 for the period July through November totaled $2,910 million, which is $85 million less than the Department of the Treasury’s estimate for that period of $2,995 million. This amount includes $1,547 million in revenues from individual and corporate income taxes, $357 million from non-resident withholding taxes, $331 million from excise taxes, $249 million from sales and use tax and $426 million from other sources.

Incomplete data for December indicates a further decline in the receipt of revenues compared to forecasted amounts. In addition, because of the ongoing credit market crisis, the Commonwealth has delivered, as of December 31, 2008, approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements may require further deliveries by the Commonwealth. The continuing revenue shortfall and the collateral posting have resulted in the issuance by the Commonwealth of $1 billion Tax Anticipation Bonds, Series 2008A purchased by the Bank on September 9, 2008, October 10, 2008, October 17, 2008, November 26, 2008 and December 1, 2008, the proceeds of which will be used to cover cash flow revenue shortfalls as well as collateral posting requirements of the General Fund. The Tax Anticipation Bonds are secured by a pledge of delinquent tax receivables of the Commonwealth. It is likely that revenues will continue to come in below projections on account of the continuing economic recessions in Puerto Rico and the United States with the result that the Commonwealth’s current budget deficit will increase during fiscal year 2009 from that reported above.

Advisory Council. Soon after his election, Governor Fortuño named an Economic and Fiscal Reconstruction Advisory Council (the “Council”), comprised of a 14-member council of professionals from the private sector with experience in the public and private sectors. On December 19, 2008 the Council issued its Preliminary Report on Fiscal Reconstruction (the “Preliminary Report”). One of the findings in the Preliminary Report is a projected cash and structural deficit of approximately $3.2 billion for fiscal year 2009. On that same date the Council also issued its Report on Public-Private Partnerships. In this report, the Council recommends the use of public-private partnerships as an alternative to financing and developing infrastructure projects, operating and managing public assets and offering certain services to the public. On January 8, 2009, the Council issued its Report on Fiscal Reconstruction of the Commonwealth that addresses the need to eliminate the cash and structural deficit of the Commonwealth of $3.2 billion over a period of four years and stimulate the economy.

Among the proposals the Council recommended are: a two year moratorium on wage and benefit increases included in collective bargaining agreements; a ban on hiring new employees or creating new jobs in the government sector and an elimination of any vacant positions within the government sector; a reduction in temporary employees; a ten percent (10%) reduction in the Legislature’s budget; additional taxes for gasoline, cigarettes, alcoholic beverages, and cell phone communications; improved monitoring of income tax and Sales and Use tax collections in order to reduce tax evasion; a moratorium on tax credits awarded to businesses; a five percent (5%) surtax on individuals with adjusted gross income over $100,000 and on corporations, including banks and insurance companies; a review and possible elimination of the current residential property tax exemption; and a review of Commonwealth contributions to the municipalities, among others. Some of these recommendations are permanent and others are temporary. The Governor and his economic team are currently reviewing the Council’s report in an effort to determine which measures, if any, will be implemented. As part of this review, the Governor has submitted the report to the Planning Board and has asked it to conduct a macroeconomic study regarding the impact the different actions proposed by the Council may have on the Island’s economy. Once the Governor decides which measures will be implemented, the Governor will submit legislation for those measures which would require the enactment of legislation by the Legislative Assembly.

Executive Order and Legislative Action. On the same date that the Council issued the above mentioned report, Governor Fortuño issued an Executive Order declaring “a state of fiscal emergency” in the Commonwealth. Pursuant to the Executive Order, government agencies are ordered to reduce their operational costs by an amount equal to ten percent (10%) of half of their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government trust positions and a hiring freeze of government employees. The Executive Order also prohibits the creation of new government employment positions.

On January 12, 2009, Governor Fortuño filed and on January 13, 2009 the Legislative Assembly approved four bills that would allow the implementation of certain financial measures. The enactment of this package of bills would: (i) transfer an additional one percent (1%) to the Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish acronym) in order to issue additional bonds for the purposes described below, (ii) allow the Puerto Rico Infrastructure Financing Authority (“PRIFA”) to dispose of the securities held in the Corpus Account of the Infrastructure Development Fund, (iii) temporarily suspend the prohibition regarding the use of loans or financing mechanisms to cover operating expenses or General Fund budgetary deficits, and (iv) temporarily increase the amount the Bank can lend a government entity payable from future legislative appropriations, subject to the approval of the Governor and the Director of the Office of Budget and Management.

The proceeds from the COFINA bond issue would be used to repay some of the remaining amounts of the Commonwealth’s extra constitutional debt and, due to the suspension mentioned in (iii) above, pay certain amounts owed to the Bank by the Secretary of the Treasury, finance the Commonwealth’s operating expenses, pay government debts with suppliers and cover any budgetary deficits. The COFINA bond issue is also expected to fund an economic stimulus package geared towards, among others, providing taxpayer relief, stimulus to businesses and industries, and funding worker retraining and assistance programs.

Similarly, the proceeds raised by PRIFA would be used to cover a portion of the Commonwealth’s operating expenses and make a capital contribution to the Bank, but only after redeeming PRIFA’s outstanding bonds and making a deposit to the Corpus Account that would be invested in a guaranteed investment contract with the Bank.

Guam Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

      Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam's economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in March 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam's strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.

      Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received 2.6 million visitors in 2004, and 2005. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

B-7

Appendix C

MUNICIPAL BOND RATINGS DEFINITIONS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“S&P”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, S&P and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by S&P Moody’s and Fitch for municipal securities.

■

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial condition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

S&P

S&P may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch

Plus (+) or Minus (-): The ratings from “AA” to “C” may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Municipal short-Term Obligation Ratings

S&P

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Rochester Fund Municipals

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALLOPP (225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY  10036

1234

PX0365.001.0409

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

ROCHESTER FUND MUNICIPALS

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     (i)     Amended and Restated Agreement and Declaration of Trust dated 1/26/95: Previously filed with Registrant’s Post Effective Amendment No. 16 filed 1/11/96, and incorporated herein by reference.

(ii)

Amendment dated 11/1/95 to the Amended and Restated Agreement and Declaration of Trust dated 1/26/95: Previously filed with Registrant’s Post Effective Amendment No. 16 filed 1/11/96, and incorporated herein by reference.

(iii)

Amendment dated 6/17/97 to the Amended and Restated Agreement and Declaration of Trust dated 1/26/95: Previously filed with Registrant’s Post Effective Amendment No. 22 filed 4/30/99, and incorporated herein by reference.

(iv)

Amendment dated 6/10/98 to the Amended and Restated Agreement and Declaration of Trust dated 1/26/95: Previously filed with Registrant’s Post Effective Amendment No. 22 filed 4/30/99, and incorporated herein by reference.

(v)

Amendment No. 4 dated 6/10/02 to the Amended and Restated Agreement and Declaration of Trust dated 1/26/95: Previously filed with Registrant’s Post Effective Amendment No. 27 filed 2/24/03, and incorporated herein by reference.

(vi)

Amendment No. 5 dated 10/03/05 to the Amended and Restated Agreement and Declaration of Trust dated 01/26/05: Previously filed with Registrant’s Post Effective Amendment No. 31 filed 4/28/06 and incorporated herein by reference.

(b)     (i)      Bylaws: Previously filed with Registrant’s Post Effective Amendment No. 31 filed 4/28/06 and incorporated herein by reference.

     (ii)     Amendment No. 1 to By-laws dated 7/22/98: Previously filed with Registrant’s Post Effective Amendment No. 24 filed 4/27/00 and incorporated herein by reference.

     (iii)     Amendment No. 2 to By-laws dated 10/03/05: Previously filed with Registrant’s Post Effective Amendment No. 31 filed 4/28/06 and incorporated herein by reference.

(c)     (i)      Class A Specimen Share Certificate: Previously filed with Registrant’s Post Effective Amendment No. 26 filed 4/29/02, and incorporated herein by reference.

(ii)     Class B Specimen Share Certificate: Previously filed with Registrant’s Post Effective Amendment No. 26 filed 4/29/02, and incorporated herein by reference.

(iii)     Class C Specimen Share Certificate: Previously filed with Registrant’s Post Effective Amendment No. 26 filed 4/29/02, and incorporated herein by reference.

(iv)     Class Y Specimen Share Certificate: Previously filed with Registrant’s Post Effective Amendment No. 26 filed 4/29/02, and incorporated herein by reference.

(d)     Amended and Restated Investment Advisory Agreement dated 9/1/07 with OppenheimerFunds, Inc.: Filed herewith.

(e)     (i)      General Distributor’s Agreement dated 1/4/96 with Oppenheimer Funds Distributor, Inc.: Filed with Registrant’s Post Effective Amendment No. 16 filed 1/11/96, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i)     Form of Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), 2/20/08, and incorporated herein by reference.

     (ii)     Amended and Restated Retirement Plan for Non-Interested Trustees and Directors, effective 11/1/07: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), 2/20/08, and incorporated herein by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), 7/26/07, and incorporated herein by reference.

(ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel: Incorporated herein by reference to the Registrant’s Rule 24f-2 Notice filed on 2/27/97.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     (i)     Form of Investment Letter dated March 1997, regarding Class B shares from OppenheimerFunds, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 19 filed 3/14/97, and incorporated herein by reference.

(ii)

Form of Investment Letter dated March 1997, regarding Class C shares from OppenheimerFunds, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 19 filed 3/14/97, and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement with OppenheimerFunds Distributor, Inc. for Class A Shares dated 10/06/05: Previously filed with Registrant’s Post-Effective Amendment No. 31 filed 4/28/06, and incorporated herein by reference.

(ii)     Amended and Restated Distribution and Service Plan and Agreement with OppenheimerFunds Distributor, Inc. for Class B Shares dated 10/06/05 under Rule 12b-1 of the Investment Company Act of 1940: Previously filed with Registrant’s Post-Effective Amendment No. 31 filed 4/28/06, and incorporated herein by reference.

(iii)     Amended and Restated Distribution and Service Plan and Agreement with OppenheimerFunds Distributor, Inc. for Class C Shares dated 10/06/05 under Rule 12b-1 of the Investment Company Act of 1940: Previously filed with Registrant’s Post-Effective Amendment No. 31 filed 4/28/06, and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Post-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/26/08), and incorporated herein by reference.

(o)     Power of Attorney for all Trustees/Directors and Principal Officers dated February 5, 2007: Previously filed with the Pre-effective Amendment No. 2 to the Registration Statement of Oppenheimer Rising Dividends Fund, Inc. (Reg No. 333-152572 ), (9/10/08), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), 09/14/07, and incorporated herein by reference.

Item 24.      Persons Controlled by or under Common Control with Registrant

None.

Item 25.      Indemnification

Reference is made to the provisions of Article Seventh of Registrant’s Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007).
Dale Campbell. Assistant Vice President
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Assistant Counsel	None
Venkat Eleswarapu, Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Seth Gelman, Vice President	None
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Assistant Vice President	None
Amee Kantesaria, Assistant Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	None.
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Assistant Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Kevin Smith, Vice President	None
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Agata Stzrelichowski, Assistant Vice President
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Deborah Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Christine Wells, Vice President	None
Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, President, Chief Investment Officer & Director

Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sara Zervos, Vice President	None
Alex Zhou, Assistant Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund
Equity Investor Fund
Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX. 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Ronald H. Fielding(3)	Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Saul Mendoza 503 Vincinda Crest Way Tampa FL 33619	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Kurt Wolfgruber(2)	Director	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2009.

     ROCHESTER FUND MUNICIPALS
     By: /s/ John V. Murphy*
     -------------------------------------------
     John V. Murphy, President,
     Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures     Title     Date

Thomas W. Courtney*            Chairman of the                    April 29, 2009
------------------------------     Board of Trustees
Thomas W. Courtney

John V. Murphy*                    President, Principal               April 29, 2009
------------------------------     Executive Officer and Trustee
John V. Murphy

Brian W. Wixted*                  Treasurer, Principal                 April 29, 2009
--------------------------           Financial &
Brian W. Wixted                    Accounting Officer

David K. Downes*                 Trustee                                    April 29, 2009

David K. Downes

John Cannon*                          Trustee                                    April 29, 2009
---------------------
John Cannon

Lacy B. Herrmann*                  Trustee                                   April 29, 2009
---------------------------
Lacy B. Herrmann

Brian Wruble*                         Trustee                                   April 29, 2009
---------------------
Brian Wruble

*By: /s/ Kathleen T. Ives
-----------------------------------------

Kathleen T. Ives, Attorney-in-Fact

FORM N-1A

ROCHESTER FUND MUNICIPALS

Registration Statement No. 34

EXHIBIT INDEX

Item No.          Description
----------          --------------

23 (j)               Independent Registered Public Accounting Firm’s Consent

(d)              Amended and Restated Investment Advisory Agreement